Prospectus
October 31, 2018
SSGA Active Trust
SPDR® SSGA Multi-Asset Real Return ETF (RLY)
SPDR SSGA Income Allocation ETF (INKM)
SPDR SSGA Global Allocation ETF (GAL)
SPDR SSGA Ultra Short Term Bond ETF (ULST)
SPDR DoubleLine® Total Return Tactical ETF (TOTL)
SPDR MFS Systematic Core Equity ETF (SYE)
SPDR MFS Systematic Growth Equity ETF (SYG)
SPDR MFS Systematic Value Equity ETF (SYV)
Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® SSGA Multi-Asset Real Return ETF
Investment Objective
The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) seeks to achieve real return consisting of capital appreciation and current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees[1]	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.50%
[1]	The Fund's “Management fees” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) invests at least 80% of the net assets of the Fund among exchange traded products (“ETPs”) that provide exposure to the following primary asset classes: (i) inflation protected securities issued by the United States government, its agencies and/or instrumentalities, as well as inflation protected securities issued by foreign governments, agencies, and/or instrumentalities; (ii) domestic and international real estate securities; (iii) commodities; and (iv) publicly-traded companies in natural resources and/or commodities businesses. Publicly-traded companies in natural resources and/or commodities businesses may include agriculture, energy, and metals and mining companies. In addition, the Fund may also invest in ETPs that provide exposure to the publicly-traded domestic and international infrastructure companies asset class. The Fund's allocation among these asset classes will be in proportions consistent with the Adviser's evaluation of the expected returns and risks of each asset class as well as the allocation that, in the Adviser's view, will best meet the Fund's investment objective. The Adviser's investment process relies on proprietary quantitative models as well as the Adviser's fundamental views regarding qualitative factors that may not be captured by the quantitative models. The allocations to each asset class will change over time as the Adviser's expectations of each asset class shift. The Fund's indirect holdings by virtue of investing in ETPs representing those asset classes will consist of a diversified mix of domestic and international equity securities, including emerging markets, government bonds, inflation protected securities, commodities and real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The Fund may invest in ETPs that gain exposure to commodities through the use of derivatives. The Adviser considers real return to be a rate of return above the rate of inflation over a market cycle.
ETPs in which the Fund invests include exchange-traded funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Underlying ETFs”), exchange traded commodity trusts; and exchange traded notes (“ETNs”). The Fund may invest in ETPs that are qualified publicly traded partnerships (“QPTPs”). In addition, the Fund may invest in certain ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as money market funds (including money market funds advised by the Adviser).
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETF or market disruptions may cause the market price of the Underlying ETF to deviate from the value of the Underlying ETF's investments, which may be exacerbated in less liquid markets. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, the Fund indirectly bears the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's own operations. The Fund is subject to the following risks indirectly through its investments in ETPs:
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Agriculture Companies Risk: Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agriculture companies may be significantly affected by adverse weather, pollution and/or disease which could limit or halt production.
Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and it may be difficult to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations. A derivatives transaction may not have the effect or behave in the manner anticipated.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
In addition, energy MLPs may be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the financial condition of that pipeline MLP and its ability to make cash distributions to its equity owners.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser.
Infrastructure-Related Companies Risk: Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Investment in infrastructure-related securities entails exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Master Limited Partnership Risk: Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP's general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price.
MLP Tax Risk: A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would likely have a significant adverse impact on the value of an investment in the MLP.
Metals and Mining Companies Risk: Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Natural Resources Risk: Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties, and are therefore subject to the risk of extended vacancies, limitations on rents, the failure to collect rents, and the costs of obtaining financing for purchasing real estate. Mortgage REITs receive principal and interest payments from the owners of mortgage properties and are therefore subject to the credit risk of borrowers, lack of mortgage funds, and prepayment on underlying mortgage loans.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Tax Risk-Qualifying Income: Regulated investment companies are subject to favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. Thus, income from the Fund's investments in certain commodities-related investments may cause the Fund not to qualify as a regulated investment company. The Fund may also invest up to 25% of its total assets in one or more QPTPs, including ETPs that are QPTPs and whose principal activities are the buying and selling of commodities or options, futures, or forwards with respect to commodities. Although income from QPTPs is generally qualifying income, if an ETP intending to qualify as a QPTP fails to qualify as a QPTP, the income generated from the Fund's investment in the ETP may not be qualifying income.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of indexes measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 5.58% (Q4, 2017)
Lowest Quarterly Return: -11.98% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 1.81%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception (04/25/12)
Return Before Taxes	10.22%	-1.05%	-0.25%
Return After Taxes on Distributions	9.58%	-1.63%	-0.88%
Return After Taxes on Distributions and Sale of Fund Shares	6.03%	-0.94%	-0.36%
Bloomberg Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	3.30%	0.17%	0.95%
DBIQ Optimum Yield Diversified Commodity Index Excess Return (reflects no deduction for fees, expenses or taxes)	5.17%	-8.80%	-7.93%

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Robert Guiliano, Michael Martel and John Gulino.
Robert Guiliano is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1997.
Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management - Americas in the Investment Solutions Group. He joined the Adviser in 1994.
John Gulino, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® SSGA Income Allocation ETF
Investment Objective
The SPDR SSGA Income Allocation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees[1]	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.50%
[1]	The Fund's “Management fees” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
The Fund's Principal Investment Strategy
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) primarily invests the assets of the Fund among exchange traded products (“ETPs”) that provide exposure to five primary asset classes: (i) domestic and international equity securities; (ii) domestic and international investment-grade and high yield debt securities (commonly known as “junk bonds”); (iii) hybrid equity/debt securities (such as preferred stock and convertible securities); (iv) first lien senior secured floating rate bank loans, commonly referred to as “Senior Loans”; and (v) real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. The Fund's allocation among those asset classes will be in proportions consistent with the Adviser's evaluation of the expected returns and risks of each asset class as well as the allocation that, in the Adviser's view, will best meet the Fund's investment objective. The Adviser's investment process relies on proprietary quantitative models as well as the Adviser's fundamental views regarding factors that may not be captured by the quantitative models. The allocations to each asset class will change over time as the Adviser's expectations of each asset class shift. The Fund's indirect holdings by virtue of investing in ETPs representing these asset classes will consist of a diversified mix of domestic and international, including emerging markets, equity securities, investment-grade and high yield government and corporate bonds, hybrid securities such as preferred stock and convertible securities, inflation protected securities, Senior Loans and REITs.

ETPs in which the Fund invests include exchange-traded funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Underlying ETFs”), and exchange traded notes (“ETNs”). The Fund may invest in certain ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as money market funds (including money market funds advised by the Adviser).
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETF or market disruptions may cause the market price of the Underlying ETF to deviate from the value of the Underlying ETF's investments, which may be exacerbated in less liquid markets. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, the Fund indirectly bears the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's own operations. The Fund is subject to the following risks indirectly through its investments in ETPs:
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund and, therefore, the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties, and are therefore subject to the risk of extended vacancies, limitations on rents, the failure to collect rents, and the costs of obtaining financing for purchasing real estate. Mortgage REITs receive principal and interest payments from the owners of mortgage properties and are therefore subject to the credit risk of borrowers, lack of mortgage funds, and prepayment on underlying mortgage loans.
Senior Loan Risk: Investments in Senior Loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a Senior Loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a Senior Loan will result in a reduction in the value of the Senior Loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the net asset value (“NAV”) of the Fund. Senior Loans are also subject to the risk that the value of the collateral securing a Senior Loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of Senior Loans or causing interest previously paid to be refunded to the borrower. Senior Loans are also subject to high yield securities risks and liquidity risks described above. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of indexes measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.

Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 4.99% (Q2, 2014)
Lowest Quarterly Return: -4.45% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was -1.32%.
Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception (04/25/12)
Return Before Taxes	13.63%	5.23%	5.82%
Return After Taxes on Distributions	12.38%	3.91%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	7.97%	3.52%	3.96%
MSCI World Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	22.40%	11.64%	11.26%
Bloomberg Barclays US Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	10.71%	4.43%	5.37%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Furbush, Michael Martel and Jeremiah Holly.
Timothy Furbush, CFA, CMT, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.
Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management - Americas in the Investment Solutions Group. He joined the Adviser in 1994.
Jeremiah Holly, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® SSGA Global Allocation ETF
Investment Objective
The SPDR SSGA Global Allocation ETF (the “Fund”) seeks to provide capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
The Fund's Principal Investment Strategy
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) primarily invests the assets of the Fund among exchange traded products (“ETPs”) that provide balanced exposure to domestic and international debt and equity securities. The Fund typically allocates approximately 60% of its assets to equity securities, though this percentage can vary based on the Adviser's tactical decisions. The Adviser's investment process relies on proprietary quantitative models as well as the Adviser's fundamental views regarding factors that may not be captured by the quantitative models. The allocations to each asset class will change over time as the Adviser's expectations of each asset class shift. The Fund's indirect holdings by virtue of investing in ETPs representing these asset classes consist of a diversified mix of domestic and international, including emerging market, equity securities across all market capitalizations, investment-grade and high yield government and corporate bonds (high yield bonds are commonly known as “junk bonds”), inflation protected securities, mortgage pass through securities, commercial mortgage backed securities, asset backed securities, commodities and real estate investment trusts (“REITs”). The Fund, through its investments in ETPs, will generally invest at least 30% of its assets in securities of issuers economically tied to countries other than the U.S. and will generally hold securities of issuers economically tied to at least three countries, including the U.S. In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg L.P., a widely recognized provider of market information. However, the Adviser may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer's country of domicile, where more than 50% of an issuer's revenues are generated or where an issuer's primary exchange is located. As a result, a security may be economically tied to more than one country.

ETPs in which the Fund invests include exchange-traded funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Underlying ETFs”), exchange traded commodity trusts; and exchange traded notes (“ETNs”). The Fund may invest in ETPs that are qualified publicly traded partnerships (“QPTPs”). In addition, the Fund may invest in certain ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as money market funds (including money market funds advised by the Adviser).
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETF or market disruptions may cause the market price of the Underlying ETF to deviate from the value of the Underlying ETF's investments, which may be exacerbated in less liquid markets. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, the Fund indirectly bears the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's own operations. The Fund is subject to the following risks indirectly through its investments in ETPs:
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund and, therefore, the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties, and are therefore subject to the risk of extended vacancies, limitations on rents, the failure to collect rents, and the costs of obtaining financing for purchasing real estate. Mortgage REITs receive principal and interest payments from the owners of mortgage properties and are therefore subject to the credit risk of borrowers, lack of mortgage funds, and prepayment on underlying mortgage loans.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Tax Risk-Qualifying Income: Regulated investment companies are subject to favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. Thus, income from the Fund's investments in certain commodities-related investments may cause the Fund not to qualify as a regulated investment company. The Fund may also invest up to 25% of its total assets in one or more QPTPs, including ETPs that are QPTPs and whose principal activities are the buying and selling of commodities or options, futures, or forwards with respect to commodities. Although income from QPTPs is generally qualifying income, if an ETP intending to qualify as a QPTP fails to qualify as a QPTP, the income generated from the Fund's investment in the ETP may not be qualifying income.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of indexes measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 5.61% (Q3, 2013)
Lowest Quarterly Return: -5.63% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 2.14%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold

Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception (04/25/12)
Return Before Taxes	18.38%	7.19%	7.37%
Return After Taxes on Distributions	17.47%	6.14%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	10.65%	5.20%	5.34%
MSCI ACWI IMI Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	23.95%	11.00%	10.72%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.38%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Furbush, Michael Martel and Jeremiah Holly.
Timothy Furbush, CFA, CMT, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.
Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management - Americas in the Investment Solutions Group. He joined the Adviser in 1994.
Jeremiah Holly, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® SSGA Ultra Short Term Bond ETF
Investment Objective
The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital and daily liquidity through short duration high quality investments.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
The Fund's Principal Investment Strategy
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) invests, under normal circumstances, at least 80% of the Fund's net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of U.S. dollar-denominated investment-grade fixed income securities. The Fund primarily invests in investment-grade fixed income securities that are rated at the time of purchase a minimum of A- or higher by Standard & Poor's Financial Services LLC and/or Fitch Inc., or A3 or higher by Moody's Investors Service, Inc., or, if unrated, determined by the management team to be of equivalent quality. The Fund invests in fixed and floating rate securities of varying maturities, such as corporate obligations (including commercial paper of U.S. and foreign entities, master notes, and medium term notes); government bonds (including U.S. Treasury Bills, notes, and bonds); agency securities; privately-issued securities; asset-backed and mortgage-backed securities; money market instruments (including U.S. and foreign bank time deposits, certificates of deposit, and banker acceptances) and other investment companies. The Fund may also invest in exchange traded products (“ETPs”). ETPs include exchange traded funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Underlying ETFs”) and exchange traded notes (“ETNs”). In addition, the Fund may invest in certain ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services.
Under normal circumstances, the effective duration of the Fund is expected to be between three and nine months. Effective duration is a measure of the Fund's price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security's price sensitivity to changes in yield or interest rates. In addition, the Fund expects to maintain a weighted average maturity between six and eighteen months. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund. For the purposes of determining the Fund's weighted average maturity, a security's final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life will be used for calculation purposes. The Adviser buys and sells securities for the Fund based on its analysis of credit quality and overall portfolio duration. As of August 31, 2018, a significant portion of the Fund comprised securities of companies in the financial and industrial sectors, although this may change from time to time. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETF or market disruptions may cause the market price of the Underlying ETF to deviate from the value of the Underlying ETF's investments, which may be exacerbated in less liquid markets. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, the Fund indirectly bears the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's own operations.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund and, therefore, the Fund. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield.  Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 0.53% (Q3, 2016)
Lowest Quarterly Return: -0.07% (Q4, 2014)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 1.59%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (10/09/13)
Return Before Taxes	1.39%	0.82%
Return After Taxes on Distributions	0.86%	0.53%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%	0.50%
Bloomberg Barclays US Treasury Bellwether 3 Month Index (reflects no deduction for fees, expenses or taxes)	0.87%	0.32%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Thomas Connelley and Karyn Corridan.

Thomas Connelley, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Fixed Income, Cash and Currency Team. He joined the Adviser in 2003.
Karyn Corridan, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Global Fixed Income, Cash and Currency Team. She joined the Adviser in 2018.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® DoubleLine Total Return Tactical ETF
Investment Objective
The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) seeks to maximize total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.65%
Less contractual fee waiver[1]	(0.10)%
Net annual Fund operating expenses	0.55%
[1]	SSGA Funds Management, Inc. (“SSGA FM” or “Adviser”) has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2019, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.55% of the Fund's average daily net assets. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2019, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the SSGA Active Trust's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$56	$198	$352	$801
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, DoubleLine Capital LP (the “Sub-Adviser” or “DoubleLine”) will invest at least 80% of the Fund's net assets in a portfolio of fixed income securities of any credit quality. Fixed income securities in which the Fund principally invests include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; inflation protected public obligations of the U.S. Treasury; agency and non-agency residential mortgage-backed securities (“RMBS”); agency and non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency asset-backed securities (“ABS”); domestic corporate bonds; fixed income securities issued by foreign corporations and foreign governments including emerging markets; bank loans (primarily senior loans, including loan participations or assignments whose loan syndication exceeds $300 million) municipal bonds; and other securities (such as perpetual bonds) bearing fixed interest rates of any maturity. The Fund may also invest in collateralized loan obligations, floating rate securities (including floating rate loans), variable rate securities, Rule 144A securities, and repurchase agreements and may enter into reverse repurchase agreements. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies).
The Fund intends to invest at least 20% of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody's Investors Service, Inc. (“Moody's”) or AA- or higher by Standard & Poor's Rating Service (“S&P”) or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated by an NRSRO, securities that are determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of the fixed income portion of its portfolio, in the aggregate, in non-agency RMBS, CMBS and ABS. The Fund may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. The Fund will seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA Transactions”. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed securities. Most transactions in mortgage pass-through securities occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined prior to settlement date.
The Fund may invest up to 25% of its net assets in corporate high yield securities (commonly known as “junk bonds”). Under normal circumstances, the combined total of corporate, sovereign, non-agency and all other debt rated below investment-grade will not exceed 40% of the Fund's net assets. The Sub-Adviser strives to allocate below investment-grade securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer. Below investment-grade securities are instruments that are rated BB+ or lower by S&P or Fitch Inc. or Ba1 or lower by Moody's or equivalent ratings by another registered NRSRO, or, if unrated by an NRSRO, of comparable quality in the opinion of the Sub-Adviser.
The Fund may invest up to 15% of its net assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its net assets in securities and instruments that are economically tied to emerging market countries. The Fund generally considers an issuer to be economically tied to an emerging market country if: (i) the issuer is organized under the laws of an emerging country; (ii) the issuer's securities are traded principally in an emerging country; or (iii) during the issuer's most recent fiscal year it derived at least 50% of its revenues, earnings before interest, taxes, depreciation, and amortization, or profits from goods produced or sold by, investments made in, or services performed in emerging countries, or it had at least 50% of its assets in emerging countries.
The Sub-Adviser monitors the duration of the securities held by the Fund to seek to mitigate exposure to interest rate risk. Under normal circumstances, the Sub-Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than 1 year and no more than 8 years. The duration of the portfolio may vary materially from its target, from time to time. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.
The Sub-Adviser actively manages the Fund's asset class exposure using a top-down approach based on analysis of sector fundamentals and rotates Fund assets among sectors in various markets to attempt to maximize return. Individual securities within asset classes are selected using a bottom-up approach. Under normal circumstances, the Sub-Adviser uses a controlled risk approach in managing the Fund's investments. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:
•	Security selection within a given sector;
•	Relative performance of the various market sectors;
•	The shape of the yield curve; and
•	Fluctuations in the overall level of interest rates.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. The liquidity of mortgage-related and asset-backed securities may change over time. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Bank Loan Risk: The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Collateralized Loan Obligation Risk: The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Sub-Adviser or may not have the effect on the Fund anticipated by the Sub-Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Sub-Adviser.

Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mortgage Pass-Through Securities Risk: Most transactions in mortgage pass through securities occur through the use of TBA Transactions, as described above. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Perpetual Bond Risk: Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate.  Perpetual bonds are also subject to credit risk with respect to the issuer.  In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.
Repurchase Agreement Risk: Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade frequently, and their value may be impaired when the Fund needs to liquidate such securities.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Return (years ended 12/31)*
Highest Quarterly Return: 2.00% (Q1, 2016)
Lowest Quarterly Return: -1.95% (Q4, 2016)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was -0.69%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (02/23/15)
Return Before Taxes	3.42%	2.16%
Return After Taxes on Distributions	2.09%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	1.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.07%

Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. DoubleLine serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to DoubleLine, where the context requires.
Portfolio Managers
The professionals at the Sub-Adviser primarily responsible for the day-to-day management of the Fund are Jeffrey E. Gundlach, Philip A. Barach and Jeffrey J. Sherman.
Jeffrey E. Gundlach is the Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach co-founded DoubleLine in December 2009.
Philip A. Barach is the President of DoubleLine. Mr. Barach co-founded DoubleLine in December 2009.
Jeffrey J. Sherman is the Deputy Chief Investment Officer and a portfolio manager at DoubleLine. Mr. Sherman joined DoubleLine in December 2009.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® MFS Systematic Core Equity ETF
Investment Objective
The SPDR MFS Systematic Core Equity ETF's (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.60%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$61	$192	$335	$750
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities. Equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into stocks.
In selecting securities for the Fund, Massachusetts Financial Services Company (the “Sub-Adviser” or “MFS”) utilizes a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions to identify potential investments. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. From the universe of issuers with fundamental research, MFS then uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, as well as issuer, industry, and sector weightings and other factors, to determine periodically, typically not more frequently than once every two to five weeks, which investments to buy and sell.
While MFS may invest the Fund's assets in securities of companies of any size, MFS primarily invests in securities of companies with large market capitalizations. In selecting investments for the Fund, MFS invests the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in a single or small number of industries or sectors. As of August 31, 2018, a significant portion of the Fund comprised securities of companies in the technology sector, although this may change from time to time.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Sub-Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Sub-Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Sub-Adviser overestimates the stock's expected value.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 6.57% (Q4, 2015)
Lowest Quarterly Return: -5.16% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 10.82%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Since Inception (01/08/14)
Return Before Taxes	21.12%	13.45%
Return After Taxes on Distributions	20.43%	12.58%
Return After Taxes on Distributions and Sale of Fund Shares	12.51%	10.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.20%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. MFS serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to MFS, where the context requires.
Portfolio Manager
The professional at the Sub-Adviser primarily responsible for the day-to-day management of the Fund is Matt Krummell. Mr. Krummell, an Investment Officer of MFS, has been employed in the investment area of MFS since 2001. He has managed the Fund since its inception in 2014.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® MFS Systematic Growth Equity ETF
Investment Objective
The SPDR MFS Systematic Growth Equity ETF's (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.01%
Total annual Fund operating expenses	0.61%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$62	$195	$340	$762
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities. Equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into stocks.
In selecting securities for the Fund, Massachusetts Financial Services Company (the “Sub-Adviser” or “MFS”) utilizes a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions to identify potential investments. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. From the universe of issuers with fundamental research, MFS then uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, as well as issuer, industry, and sector weightings and other factors, to determine periodically, typically not more frequently than once every two to five weeks, which investments to buy and sell.
While MFS may invest the Fund's assets in securities of companies of any size, MFS primarily invests in securities of companies with large market capitalizations. In selecting investments for the Fund, MFS invests the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in a single or small number of industries or sectors. As of August 31, 2018, a significant portion of the Fund comprised securities of companies in the technology, health care and consumer discretionary sectors, although this may change from time to time.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.

Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Sub-Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Sub-Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.

Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 9.21% (Q1, 2017)
Lowest Quarterly Return: -4.63% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 10.00%.
Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (01/08/14)
Return Before Taxes	27.83%	15.01%
Return After Taxes on Distributions	27.54%	14.20%
Return After Taxes on Distributions and Sale of Fund Shares	15.97%	11.65%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	13.88%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. MFS serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to MFS, where the context requires.
Portfolio Manager
The professional at the Sub-Adviser primarily responsible for the day-to-day management of the Fund is Matt Krummell. Mr. Krummell, an Investment Officer of MFS, has been employed in the investment area of MFS since 2001. He has managed the Fund since its inception in 2014.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® MFS Systematic Value Equity ETF
Investment Objective
The SPDR MFS Systematic Value Equity ETF's (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.60%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$61	$192	$335	$750
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities. Equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into stocks.
In selecting securities for the Fund, Massachusetts Financial Services Company (the “Sub-Adviser” or “MFS”) utilizes a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions to identify potential investments. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. From the universe of issuers with fundamental research, MFS then uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, as well as issuer, industry, and sector weightings and other factors, to determine periodically, typically not more frequently than once every two to five weeks, which investments to buy and sell.
While MFS may invest the Fund's assets in securities of companies of any size, MFS primarily invests in securities of companies with large market capitalizations. In selecting investments for the Fund, MFS invests the Fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in a single or small number of industries or sectors. As of August 31, 2018, a significant portion of the Fund comprised securities of companies in the financial and health care sectors, although this may change from time to time.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Sub-Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Sub-Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Sub-Adviser overestimates the stock's expected value.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.

Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 7.64% (Q4, 2017)
Lowest Quarterly Return: -7.41% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 6.24%.
Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (01/08/14)
Return Before Taxes	20.39%	12.24%
Return After Taxes on Distributions	19.38%	10.74%
Return After Taxes on Distributions and Sale of Fund Shares	12.17%	9.18%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.66%	9.96%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. MFS serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to MFS, where the context requires.
Portfolio Manager
The professional at the Sub-Adviser primarily responsible for the day-to-day management of the Fund is Jonathan Sage. Mr. Sage, an Investment Officer of MFS, has been employed in the investment area of MFS since 2000. He has managed the Fund since its inception in 2014.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Strategies Information
Please see each Fund's respective “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a complete discussion of its principal investment strategies. The Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”) which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Board of Trustees of SSGA Active Trust (the “Board”) may change each Fund's investment objective, investment strategy and other policies without shareholder approval, except as otherwise noted in this Prospectus or in the SAI.
Principal Strategies
With respect to the SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF, the Adviser, in constructing each portfolio of securities, periodically establishes specific percentage targets for each asset class based on the Adviser's outlook for the economy and the financial markets. The Adviser then selects one or more ETPs for each asset class and allocates Fund assets based primarily on those percentage targets. ETPs include exchange traded funds (“ETFs”) registered under the 1940 Act (including actively-managed ETFs, such as the Funds, and index-based ETFs, which seek to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index), exchange traded commodity trusts, and ETNs. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that are traded on a securities exchange that may trade at a discount or premium to the value of the holdings of the trusts. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. The Adviser periodically reallocates Fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, a Fund may invest in securities other than ETPs, for example, to manage its cash balances.
Non-Principal Strategies
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.
The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Each Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

Additional Risk Information
The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

Principal Risks
The table below identifies the principal risks of investing in each Fund.
SPDR SSGA Multi-Asset Real Return ETF (RLY)
SPDR SSGA Income Allocation ETF (INKM)
SPDR SSGA Global Allocation ETF (GAL)
SPDR SSGA Ultra Short Term Bond ETF (ULST)
SPDR DoubleLine Total Return Tactical ETF (TOTL)
SPDR MFS Systematic Core Equity ETF (SYE)
SPDR MFS Systematic Growth Equity ETF (SYG)
SPDR MFS Systematic Value Equity ETF (SYV)

Fund Name	RLY	INKM	GAL	ULST	TOTL	SYE	SYG	SYV
Affiliated ETP Risk	x	x	x	x
Agriculture Companies Risk	x
Asset Allocation Risk	x	x	x
Asset-Backed and Mortgage-Backed Securities Risk					x
Bank Loan Risk					x
Below Investment-Grade Securities Risk		x	x		x
Call/Prepayment Risk	x	x	x	x	x
Cash Position Risk	x	x	x
Collateralized Loan Obligation Risk					x
Commodities Risk	x		x
Company Risk						x	x	x
Consumer Discretionary Sector Risk							x
Convertible Securities Risk		x				x	x	x
Counterparty Risk	x				x
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x		x
Debt Securities Risk	x	x	x	x	x
Depositary Receipts Risk	x	x	x
Derivatives Risk	x				x
Forward Currency Contracts Risk					x
Emerging Markets Risk	x	x	x		x
Energy Sector Risk	x
Equity Investing Risk	x	x	x			x	x	x
Exchange Traded Products Risk	x	x	x	x
Extension Risk	x	x	x	x	x
Financial Sector Risk				x				x
Growth Stock Risk						x	x
Health Care Sector Risk							x	x
Income Risk	x	x	x	x	x
Industrial Sector Risk				x
Inflation-Indexed Securities Risk	x	x	x		x
Infrastructure-Related Companies Risk	x

Fund Name	RLY	INKM	GAL	ULST	TOTL	SYE	SYG	SYV
Interest Rate Risk	x	x	x	x	x
Investments in ETFs	x	x	x	x
Investment in ETNs	x	x	x	x
Investments in Exchange Traded Commodity Trusts	x		x
Large-Capitalization Securities Risk	x	x	x			x	x	x
Leveraging Risk	x				x
Liquidity Risk	x	x	x	x	x
Management Risk	x	x	x	x	x	x	x	x
Market Risk	x	x	x	x	x	x	x	x
Master Limited Partnership Risk	x
MLP Tax Risk	x
Metals and Mining Companies Risk	x
Mid-Capitalization Securities Risk	x	x	x
Modeling Risk	x	x	x			x	x	x
Money Market Risk	x	x	x	x
Mortgage Pass-Through Securities Risk					x
Mortgage-Related and Other Asset-Backed Securities Risk			x	x
Municipal Obligations Risk					x
Natural Resources Risk	x
Non-Diversification Risk				x	x
Non-U.S. Securities Risk	x	x	x	x	x
Perpetual Bond Risk					x
Preferred Securities Risk		x				x	x	x
Real Estate Sector Risk	x	x	x
REIT Risk	x	x	x
Reinvestment Risk	x	x	x	x	x
Repurchase Agreement Risk					x
Restricted Securities Risk				x	x
Reverse Repurchase Agreement Risk					x
Senior Loan Risk		x
Settlement Risk	x	x	x	x	x
Small-Capitalization Securities Risk	x	x	x
Sovereign Debt Obligations Risk	x	x	x	x	x
Tax Risk-Qualifying Income	x		x
Technology Sector Risk						x	x
Unconstrained Sector Risk						x	x	x
U.S. Government Securities Risk		x	x	x	x
U.S. Treasury Obligations Risk	x			x	x
Valuation Risk	x	x	x	x	x

Fund Name	RLY	INKM	GAL	ULST	TOTL	SYE	SYG	SYV
Value Stock Risk						x		x
Variable and Floating Rate Securities Risk				x	x
When-Issued, TBA and Delayed Delivery Securities Risk			x		x

Affiliated ETP Risk. The Adviser may receive management or other fees from Affiliated ETPs, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Agriculture Companies Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact a Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, agriculture companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agricultural and livestock businesses may be significantly affected by adverse weather, pollution and/or disease which could limit or halt production.
Asset Allocation Risk. A Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that a Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a Fund as a result of these allocation decisions.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities are subject to the risk of default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. The liquidity of mortgage-related and asset-backed securities may change over time. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Bank Loan Risk. A Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. A Fund may also experience settlement delays with respect to bank loan trades. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. A Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by a Fund may not be considered securities and, therefore, purchasers, such as a Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which a Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. A Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by a Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's net asset value. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Cash Position Risk. A Fund may hold a significant portion of its assets in cash or cash equivalents in the Adviser's discretion. If a Fund holds a significant cash position, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which a Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
Commodities Risk. Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
Company Risk. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.

The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in a Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or Sub-Adviser anticipated or a different or less favorable effect than the Adviser or Sub-Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk. In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Exchange Traded Products Risk. A Fund is subject to substantially the same risks as those associated with the direct ownership of the securities or other assets represented by the ETPs in which a Fund invests. The shares of certain ETPs may trade at a premium or discount to their net asset values. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets. By investing in ETPs, a Fund bears the proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that a Fund and its shareholders directly bear in connection with the Fund's operations.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Income Risk. A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Inflation-Indexed Securities Risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, a Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if a Fund purchases U.S. TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period a Fund holds an inflation-indexed security, a Fund may earn less on the security than on a conventional bond. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.
Infrastructure-Related Companies Risk. Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments.
Investments in ETFs. As a shareholder of another investment company, a Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of a Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, a Fund indirectly bears its proportionate share of any fees and expenses of the other investment company, if applicable, in addition to the fees and expenses that such Fund and its shareholders directly bear in connection with the Fund's operations. A Fund may invest in ETFs that are not registered or regulated under the 1940 Act. These instruments typically hold commodities, such as gold or oil, currency or other property that is itself not a security (see also “Investments in Exchange Traded Commodity Trusts” below). Federal securities laws impose limitations on a Fund's ability to invest in other investment companies.
Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. In addition, because the value of ETF shares depends on the demand in the market and such value may deviate from the net asset value of the ETF, the Adviser may not be able to liquidate a Fund's holdings at the most optimal time, especially times of extreme market stress, which could adversely affect the Fund's performance.
Investments in ETNs. Exchange traded notes (“ETNs”) generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or becomes insolvent or bankrupt, a Fund may not receive the return it was promised and could lose its entire investment. If a rating agency lowers the credit rating of the issuer of an ETN, the value of the ETN may decline; a lower credit rating reflects a greater risk that the issuer will default on its obligation. There are typically no periodic interest payments for ETNs, and the amount of principal payable at maturity may decline, depending in part on the performance of an underlying index or asset. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.
Investments in Exchange Traded Commodity Trusts. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that are traded on a securities exchange. Shares may trade at a discount or premium to the value of the holdings of the trusts. Investments in exchange traded commodity trusts are subject to brokerage and other trading costs. Exchange traded commodity trusts are not investment companies registered under the 1940 Act and are not subject to regulation under the Commodity Exchange Act of 1936 (the “CEA”). As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA. As with other investments in commodities, investments in exchange traded commodity trusts may increase the risk that investors in a Fund may not qualify as “regulated investment companies” under the Internal Revenue Code. If an investment company investing in a Fund fails to qualify as a regulated investment company, that investment company may be subject to tax, potentially reducing returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders. These risks are described more thoroughly under “Tax Risk-Qualifying Income.”
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Furthermore, with respect to the SPDR DoubleLine Total Return Tactical ETF, if the Fund's principal investment strategies involve investing in municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Fund to value accurately than securities of public corporations.
Management Risk. Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.
Master Limited Partnership Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks, including for example risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP's general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, changes or anticipated changes in interest rates, investor sentiment towards MLPs or the energy sector generally, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by other factors unique to the partnership or company, including earnings power and coverage ratios. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and lack sufficient market liquidity to enable a Fund to effect a sale at an advantageous time or price.
MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would likely have a significant adverse impact on the value of an investment in the MLP.
Metals and Mining Companies Risk. Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Modeling Risk. The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Mortgage Pass-Through Securities Risk. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction”. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, a Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. Each Fund expects to enter into such contracts on a regular basis. A Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
Municipal Obligations Risk. The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial and economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the Fund. Additionally, a Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.
Natural Resources Risk. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.
Non-Diversification Risk. As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S.

currencies. To the extent underlying securities held by a Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify a Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Perpetual Bond Risk. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate.  Perpetual bonds are also subject to credit risk with respect to the issuer.  In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.
Preferred Securities Risk. Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Real Estate Sector Risk. There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, a Fund, and indirectly a Fund's shareholders, would bear their ratable shares of the real property company's expenses and would at the same time continue to pay their own fees and expenses.
REIT Risk. REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REITs are also subject to the risks affecting equity markets generally. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment, which could have adverse consequences for a Fund. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties. Equity REITs may be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, failure to collect rents or increased competition from other rental properties. In addition, rising interest rates may increase the costs of obtaining financing for real estate projects, which may cause the value of an equity REIT to decline. Mortgage REITs receive principal and interest payments from the owners of mortgage properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers, which refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when due. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. In addition, if a borrower refinances or prepays a mortgage, a mortgage REIT's yield may decline.
Reinvestment Risk. Income from a Fund may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If a Fund's counterparty should default on its obligations and a Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, a Fund may realize a loss.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by a Fund will increase the volatility and potential losses of the Fund.
Senior Loan Risk. Investments in Senior Loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a Senior Loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a Senior Loan will result in a reduction in the value of the Senior Loan and consequently a reduction in the value of a Fund's investments and a potential decrease in the NAV of the Fund. Senior Loans are also subject to the risk that the value of the collateral securing a Senior Loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, a Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund, such as invalidation of Senior Loans or causing interest previously paid to be refunded to the borrower. Senior Loans are also subject to high yield securities risks and liquidity risks described above. Some of the loans in which a Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. A Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.
Small-capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity's willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.
Tax Risk-Qualifying Income. Regulated investment companies are subject to favorable tax treatment under the Internal Revenue Code. To qualify as a regulated investment company, a Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. Thus, income from a Fund's investments in certain commodities-related investments may cause the Fund not to qualify as a regulated investment company. To the extent a Fund invests in exchange traded commodity trusts, or makes other commodities-related investments that may generate income that is not qualifying income, the Fund will seek to restrict the resulting income from such investments so that the Fund's non-qualifying income does not exceed 10% of its gross income. However, a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. A Fund may also invest up to 25% of its total assets in one or more QPTPs, including ETPs that are QPTPs and whose principal activities are the buying and selling of commodities or options, futures, or forwards with respect to commodities. Although income from QPTPs is generally qualifying income, if an ETP intending to qualify as a QPTP fails to qualify as a QPTP, the income generated from a Fund's investment in the ETP may not be qualifying income. There can be no guarantee that any ETP will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETPs as QPTPs.
Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to shareholders.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund's investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund‘s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except Standard & Poor's Ratings Services, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, Standard & Poor's Ratings Services has affirmed its rating. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of a Fund's U.S. Treasury obligations to decline.
Valuation Risk. Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if a Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the Adviser or Sub-Adviser overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.

Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. A Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of a Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
When-Issued, TBA and Delayed Delivery Securities Risk. A Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of a Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent that a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Conflicts of Interest Risk. An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.

The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a sub-adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser and/or the Sub-Adviser have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Each Fund and its holdings in ETFs are subject to the same market forces. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser (and Sub-Adviser, as applicable) believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.
Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a

Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2018, the Adviser managed approximately $500.45 billion in assets and SSGA managed approximately $2.72 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2018, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below. With respect to each Fund, the management fee is reduced by any acquired fund fees and expenses attributable to the Funds' investments in other investment companies.
SPDR SSGA Multi-Asset Real Return ETF	0.21% (1)
SPDR SSGA Income Allocation ETF	0.38% (1)
SPDR SSGA Global Allocation ETF	0.08%
SPDR SSGA Ultra Short Term Bond ETF	0.20%
SPDR DoubleLine Total Return Tactical ETF	0.55% (2)
SPDR MFS Systematic Core Equity ETF	0.60%
SPDR MFS Systematic Growth Equity ETF	0.60%
SPDR MFS Systematic Value Equity ETF	0.60%
(1)	Effective September 4, 2018, the management fee of the Fund was reduced from 0.70% to 0.50% of the Fund's average daily net assets.
(2)	The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2019, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.55% of the Fund's average daily net assets. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2019, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the Fund's Board of Trustees.

From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2019. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the Funds' Board of Trustees. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.
Investment Sub-Advisers. The Adviser may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and the SSGA Active Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
Massachusetts Financial Services Company serves as the investment sub-adviser to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF, and SPDR MFS Systematic Value Equity ETF (collectively, the “MFS ETFs”), and is responsible for providing the investment program for each of the MFS ETFs. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $473.11 billion as of June 30, 2018.
In accordance with the Sub-Advisory Agreement between the Adviser and MFS, the Adviser pays MFS a portion of the advisory fee paid by each Fund to the Adviser (after deducting payments to the fund service providers and fund expenses) based on a percentage of each Fund's average daily net assets managed by MFS. The Funds are not responsible for the fees paid to MFS.
DoubleLine Capital LP serves as the investment sub-adviser to the SPDR DoubleLine Total Return Tactical ETF, and is responsible for providing the investment program for the Fund. DoubleLine is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. As of June 30, 2018, DoubleLine had approximately $120 billion of assets under management.
In accordance with the Sub-Advisory Agreement between the Adviser and DoubleLine, the Adviser pays DoubleLine a portion of the advisory fee paid by the Fund to the Adviser (after deducting the applicable operating expenses of the Fund) based on a percentage of each Fund's average daily net assets managed by DoubleLine; such fee will be reduced pro rata by the Adviser to the extent that the Adviser waives or reimburses fees payable to the Adviser under a contractual waiver or reimbursement with respect to the Fund. The Fund is not responsible for the fees paid to DoubleLine.
A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreements is provided in the Funds' Annual Report to Shareholders for the period ended June 30, 2018.
PORTFOLIO MANAGERS
SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF (the “Asset Allocation ETFs”)
The Adviser manages each Fund using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of each Fund are:
Portfolio Managers	Fund
Robert Guiliano, Michael Martel and John Gulino	SPDR SSGA Multi-Asset Real Return ETF
Timothy Furbush, Michael Martel and Jeremiah Holly	SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSGA's Intermediary Business Group as a research analyst providing value added research, educational tools and practice management services to financial advisors. Before rejoining SSGA in 2007, Mr. Furbush spent a year at Fidelity Investments as a research analyst on their Consultant Relations Team. A graduate of Stonehill College, Mr. Furbush has a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc. and the Market Technicians Association.
Robert Guiliano is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). He joined SSGA in 1997 and his responsibilities include the management of real asset, tactical, and strategic multi-asset allocation strategies as well as conducting research, product development, and advising institutional clients on investment policy. Prior to joining ISG, Mr. Guiliano was a portfolio manager/analyst in the Product Engineering Group supporting the global asset allocation and currency investment management teams. Previously, he worked as an investment marketing analyst for SSGA's Defined Contribution Group, CitiStreet. Prior to SSGA, he worked as an assistant relationship representative at Funds Distributor Inc. Before entering investment management in 1996, Mr. Guiliano worked as a construction and environmental project manager for ExxonMobil Corporation for seven years. Mr. Guiliano earned a Master of Business Administration from Boston University in 1996 with a concentration in Finance and Bachelor of Science in Mechanical Engineering from Rensselaer Polytechnic Institute in 1989 with a Minor in Economics. He is a member of the Chartered Financial Analyst (CFA) Institute and CFA Society Boston, Inc.
John Gulino, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for investment management, research, product development, and positioning for asset allocation and real asset strategies. Prior to joining ISG, Mr. Gulino was responsible for product information management in the Interactive Sales and Marketing Team. Before joining SSGA, Mr. Gulino spent six years with the Fidelity Investments Company. Mr. Gulino graduated from Bryant University with a Bachelor of Science in Business Administration with a concentration in Finance. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Jeremiah Holly, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and derivatives-based overlay strategies. He is actively involved in the investment research that underpins the team's views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Prior to joining SSGA in 2005, Mr. Holly worked as a research analyst at Chmura Economics & Analytics, an economic research firm in Richmond, Virginia. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and CFA Institute. He also serves on the Board of Directors for Tutoring Plus of Cambridge, a nonprofit tutoring and mentoring organization based in Cambridge, MA.
Michael Martel is a Managing Director of SSGA and the Adviser and the Head of Portfolio Management in the Americas for SSGA's Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG's

Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
SPDR SSGA Ultra Short Term Bond ETF
The professionals primarily responsible for the day-to-day management of the Fund are:
Thomas Connelley, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager within the Global Fixed Income, Cash and Currency Team. He is responsible for total rate of return short duration strategies such as ultra-short term fixed income and 1-3 year multi-sector funds that help clients bridge the gap between traditional cash portfolios and longer dated fixed income solutions. Prior to his current role, Mr. Connelley was a senior portfolio manager for the U.S. Cash Management Group where he managed a variety of cash portfolios and securities lending cash collateral pools. Prior to joining SSGA in 2003, Mr. Connelley was a portfolio manager at Standish Mellon Asset Management, where he was responsible for a variety of short- and intermediate-term fixed income mandates. Mr. Connelley received a Bachelor of Science in Management, with a concentration in Finance, from Bryant University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Karyn Corridan, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager within the Global Fixed Income, Cash and Currency Team. She is responsible for managing portfolios within U.S. Securities Finance Cash Strategies. Prior to joining SSGA in 2018, Ms. Corridan managed portfolios including treasury, agency, and prime money market mutual funds, as well as short duration separately managed accounts at BofA Capital Management and U.S. Trust, respectively. She received a Bachelor of Science in Finance from the University of Rhode Island. Ms. Corridan has earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
SPDR DoubleLine Total Return Tactical ETF
The professionals primarily responsible for the day-to-day management of the Fund are:
Philip A. Barach is co-founder and President of DoubleLine Capital LP. Mr. Barach has been President of DoubleLine Capital LP since its inception in December 2009. Mr. Barach has a MBA in Finance and a B.A. in International Relations from the Hebrew University of Jerusalem.
Jeffrey E. Gundlach is co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine Capital LP. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College.
Jeffrey J. Sherman is an asset allocation specialist and portfolio manager at DoubleLine Capital LP. He joined DoubleLine Capital LP in December 2009. Mr. Sherman holds a BS in Applied Mathematics from the University of the Pacific and a MS in Financial Engineering from the Claremont Graduate School.
SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF (the “MFS Systematic Equity ETFs”)
The professionals primarily responsible for the day-to-day management of each Fund are:
Matt Krummell is the portfolio manager of the SPDR MFS Systematic Core Equity ETF and SPDR MFS Systematic Growth Equity ETF. Mr. Krummell, an investment officer of MFS, has been employed in the investment area of MFS since 2001.
Jonathan Sage is the portfolio manager of the SPDR MFS Systematic Value Equity ETF. Mr. Sage, an investment officer of MFS, has been employed in the investment area of MFS since 2000.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Trademark Licenses/Disclaimers
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”), a division of S&P Global. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MFS® is a registered trademark of Massachusetts Financial Services Company.
DoubleLine Trademark. DoubleLine is a registered trademark of DoubleLine Capital LP.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of Fund Shares was greater than the relevant Fund's net asset value and the number of days it was less than the relevant Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at https://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including the Fund Shares. These restrictions are discussed in the Funds' SAI.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally be treated as realizing short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally be treated as realizing long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, for the following Funds are generally distributed to shareholders quarterly, but may vary significantly from period to period: Asset Allocation ETFs and MFS Systematic Equity ETFs. Income dividend distributions, if any, for the following Funds are generally distributed to shareholders monthly, but may vary significantly from period to period: SPDR SSGA Ultra Short Term Bond ETF and SPDR DoubleLine Total Return Tactical ETF.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at rates of up to 20%. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. A Fund‘s share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Where such income is not matched by a corresponding cash receipt by a Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Inflation-Indexed Bonds. Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.

Master Limited Partnerships (SPDR SSGA Multi-Asset Real Return ETF only). Depreciation or other cost recovery deductions from a Fund's investments in MLPs in a given year will generally reduce the Fund's taxable income, but those deductions may be recaptured in the Fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Fund Shares at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Fund Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income. The Fund's investments in MLPs and related entities treated as partnerships for U.S. federal income tax purposes potentially will result in distributions from the Fund being treated as return-of-capital distributions, which are not included in a shareholder's income but which reduce the shareholder's tax basis in his or her Fund Shares and therefore increase gains or decrease losses on dispositions of those Fund Shares. The Fund's investments in MLPs or related entities treated as partnerships for U.S. federal income tax purposes may also cause the corresponding Fund to recognize taxable income on investments in excess of the cash generated thereby, and may therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order for the Fund to satisfy the distribution requirements for treatment as a regulated investment company.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Real Estate Investments. Non-U.S. persons are generally subject to U.S. tax on a disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is generally referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from U.S. REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. shareholders.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified REIT dividends.” A Fund will not be able to claim such a deduction in respect of any REIT dividends it receives, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any REIT dividends.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Internal Revenue Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Investments In Certain Foreign Corporations. A Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Internal Revenue Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a Fund before making an investment in such Fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Funds, and to the shareholders, from the Funds' potential investment in PFICs and CFCs can be found in the SAI.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on March 30, 2011. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund, with the exception of the SPDR SSGA Ultra Short Term Bond ETF and SPDR DoubleLine Total Return Tactical ETF,  is a separate, diversified series of the Trust, which is an open-end registered management investment company. Both SPDR SSGA Ultra Short Term Bond ETF and SPDR DoubleLine Total Return Tactical ETF are separate, non-diversified series of the Trust.
For purposes of the 1940 Act, Fund Shares are issued by the respective series of the Trust and the acquisition of Fund Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in certain Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

Premium/Discount Information
Information showing the number of days the market price of a Fund's shares was greater than a Fund's NAV per Fund Share (i.e., at a premium) and the number of days it was less than the Fund's NAV per Fund Share (i.e., at a discount) for various time periods is available by visiting the Funds' website at https://www.spdrs.com.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)
Net asset value, beginning of period	$ 23.97	$ 24.38	$ 25.85	$ 30.86	$ 27.68
Income (loss) from investment operations:
Net investment income (loss) (b)	0.53	0.56	0.30	0.43	0.57
Net realized and unrealized gain (loss) (c)	2.64	(0.44)	(1.43)	(5.02)	3.22
Total from investment operations	3.17	0.12	(1.13)	(4.59)	3.79
Net equalization credits and charges (b)	(0.00)(d)	0.01	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(0.52)	(0.54)	(0.35)	(0.43)	(0.62)
Net asset value, end of period	$ 26.62	$ 23.97	$ 24.38	$ 25.85	$ 30.86
Total return (e)	13.26%	0.56%	(4.22)%	(14.84)%	13.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$143,742	$115,075	$80,441	$140,895	$163,580
Ratios to average net assets:
Total expenses	0.22%	0.22%	0.28%	0.23%	0.24%
Net investment income (loss)	2.04%	2.28%	1.29%	1.53%	1.97%
Portfolio turnover rate	44%	46%(f)	25%(f)	33%(f)	40%(f)

(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)
Net asset value, beginning of period	$ 32.33	$ 31.23	$ 31.16	$ 32.70	$ 29.90
Income (loss) from investment operations:
Net investment income (loss) (b)	1.02	1.10	0.93	0.97	1.16
Net realized and unrealized gain (loss) (c)	0.09	0.98	0.22	(1.51)	2.86
Total from investment operations	1.11	2.08	1.15	(0.54)	4.02
Net equalization credits and charges (b)	(0.01)	(0.01)	(0.02)	0.02	(0.03)
Distributions to shareholders from:
Net investment income	(1.01)	(0.97)	(1.06)	(1.02)	(1.19)
Net asset value, end of period	$ 32.42	$ 32.33	$ 31.23	$ 31.16	$ 32.70
Total return (d)	3.34%	6.78%	3.77%	(1.59)%	13.57%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$92,389	$95,376	$104,605	$120,020	$103,035
Ratios to average net assets:
Total expenses	0.39%	0.37%	0.37%	0.35%	0.36%
Net investment income (loss)	3.07%	3.49%	3.07%	3.00%	3.73%
Portfolio turnover rate	29%	47%(e)	54%(e)	64%(e)	63%(e)

(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)
Net asset value, beginning of period	$ 35.52	$ 33.35	$ 34.61	$ 35.47	$ 31.18
Income (loss) from investment operations:
Net investment income (loss) (b)	0.81	0.99	0.81	0.92	0.98
Net realized and unrealized gain (loss) (c)	2.18	2.03	(1.09)	(0.73)	4.20
Total from investment operations	2.99	3.02	(0.28)	0.19	5.18
Net equalization credits and charges (b)	0.01	0.00(d)	0.02	0.05	0.02
Distributions to shareholders from:
Net investment income	(0.80)	(0.85)	(0.94)	(0.91)	(0.91)
Net realized gains	—	—	(0.06)	(0.19)	—
Total distributions	(0.80)	(0.85)	(1.00)	(1.10)	(0.91)
Net asset value, end of period	$ 37.72	$ 35.52	$ 33.35	$ 34.61	$ 35.47
Total return (e)	8.46%	9.14%	(0.63)%	0.66%	16.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$248,929	$207,780	$185,112	$143,655	$97,589
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net expenses	0.09%(d)	0.01%	0.06%	0.05%	0.05%
Net investment income (loss)	2.14%	2.91%	2.45%	2.60%	2.91%
Portfolio turnover rate	43%	90%(f)	86%(f)	98%(f)	89%(f)

(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than 0.005%.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	For the Period 10/9/13* - 6/30/14(a)
Net asset value, beginning of period	$ 40.26	$ 40.06	$ 40.05	$ 40.10	$ 40.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.68	0.44	0.27	0.13	0.10
Net realized and unrealized gain (loss) (c)	(0.14)	0.13	(0.21)	(0.05)	0.03
Total from investment operations	0.54	0.57	0.06	0.08	0.13
Net equalization credits and charges (b)	0.04	(0.00)(d)	0.07	0.00(d)	0.00(d)
Other capital (b)	0.06	0.05	0.12	0.01	0.05
Distributions to shareholders from:
Net investment income	(0.63)	(0.42)	(0.18)	(0.14)	(0.08)
Net realized gains	—	—	(0.06)	—	—
Total distributions	(0.63)	(0.42)	(0.24)	(0.14)	(0.08)
Net asset value, end of period	$ 40.27	$ 40.26	$ 40.06	$ 40.05	$ 40.10
Total return (e)	1.60%	1.53%	0.65%	0.20%	0.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$50,344	$18,117	$24,039	$16,018	$14,035
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%(f)
Net investment income (loss)	1.70%	1.09%	0.69%	0.33%	0.34%(f)
Portfolio turnover rate	76%	83%(g)	407%(g)	79%(g)	39%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	For the Period 2/23/15* - 6/30/15(a)
Net asset value, beginning of period	$ 49.03	$ 49.87	$ 49.43	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	1.34	1.33	1.54	0.55
Net realized and unrealized gain (loss) (c)	(1.34)	(0.66)	0.34	(0.88)
Total from investment operations	—	0.67	1.88	(0.33)
Net equalization credits and charges (b)	0.00(d)	0.01	0.07	0.10
Other capital (b)	0.02	0.04	0.03	0.05
Distributions to shareholders from:
Net investment income	(1.45)	(1.48)	(1.54)	(0.39)
Net realized gains	—	(0.08)	—	—
Total distributions	(1.45)	(1.56)	(1.54)	(0.39)
Net asset value, end of period	$ 47.60	$ 49.03	$ 49.87	$ 49.43
Total return (e)	0.04%	1.55%	4.03%	(0.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,182,239	$3,353,801	$2,657,951	$746,443
Ratios to average net assets:
Total expenses	0.65%	0.66%	0.65%	0.65%(f)
Net expenses	0.55%	0.55%	0.55%	0.56%(f)
Net investment income (loss)	2.78%	2.70%	3.14%	3.18%(f)
Portfolio turnover rate	34%(g)	72%(g)	38%(g)	14%(g)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master feeder structure. See Note 1.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	For the Period 1/8/14* - 6/30/14(a)
Net asset value, beginning of period	$ 68.62	$58.09	$58.53	$53.60	$50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	1.13	0.97	1.02	0.81	0.31
Net realized and unrealized gain (loss) (c)	7.30	10.53	—(d)	6.48	3.59
Total from investment operations	8.43	11.50	1.02	7.29	3.90
Net equalization credits and charges (b)	0.05	—	0.20	(0.04)	—
Other capital (b)	(0.00)(d)	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.96)	(0.97)	(1.03)	(0.88)	(0.30)
Net realized gains	(0.88)	—	(0.63)	(1.44)	—
Total distributions	(1.84)	(0.97)	(1.66)	(2.32)	(0.30)
Net asset value, end of period	$ 75.26	$68.62	$58.09	$58.53	$53.60
Total return (e)	12.36%	19.92%	2.21%	13.70%	7.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$30,102	$6,862	$5,809	$2,926	$5,360
Ratios to average net assets:
Total expenses	0.60%	0.60%	0.61%	0.60%	0.60%(f)
Net investment income (loss)	1.51%	1.52%	1.78%	1.42%	1.25%(f)
Portfolio turnover rate	67%	67%(g)	39%(g)	54%(g)	27%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Growth Equity ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	For the Period 1/8/14* - 6/30/14(a)
Net asset value, beginning of period	$ 71.05	$ 60.67	$ 60.24	$ 53.56	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.61	0.70	0.63	0.66	0.28
Net realized and unrealized gain (loss) (c)	9.80	10.27	1.62	8.60	3.55
Total from investment operations	10.41	10.97	2.25	9.26	3.83
Net equalization credits and charges (b)	0.04	0.01	0.01	0.00(d)	—
Distributions to shareholders from:
Net investment income	(0.60)	(0.60)	(0.61)	(0.68)	0.27
Net realized gains	(0.13)	—	(1.22)	(1.90)	—
Total distributions	(0.73)	(0.60)	(1.83)	(2.58)	(0.27)
Net asset value, end of period	$ 80.77	$ 71.05	$ 60.67	$ 60.24	$ 53.56
Total return (e)	14.71%	18.18%	3.96%	17.53%	7.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$44,424	$39,079	$12,134	$ 6,024	$5,356.00
Ratios to average net assets:
Total expenses	0.61%	0.60%	0.61%	0.60%	0.60%(f)
Net investment income (loss)	0.77%	1.05%	1.06%	1.14%	1.16%(f)
Portfolio turnover rate	76%	55%(g)	56%(g)	67%(g)	20%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Value Equity ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	For the Period 1/8/14* - 6/30/14(a)
Net asset value, beginning of period	$ 59.81	$51.99	$57.90	$52.67	$50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	1.21	1.03	0.99	0.75	0.34
Net realized and unrealized gain (loss) (c)	6.94	8.99	(2.66)	6.28	2.67
Total from investment operations	8.15	10.02	(1.67)	7.03	3.01
Net equalization credits and charges (b)	0.12	0.04	—	(0.03)	—
Distributions to shareholders from:
Net investment income	(1.06)	(1.01)	(1.01)	(0.85)	(0.34)
Net realized gains	(1.11)	(1.23)	(3.23)	(0.92)	—
Total distributions	(2.17)	(2.24)	(4.24)	(1.77)	(0.34)
Net asset value, end of period	$ 65.91	$59.81	$51.99	$57.90	$52.67
Total return (d)	13.82%	19.61%	(2.47)%	13.47%	6.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$32,953	$5,981	$2,599	$2,895	$5,267
Ratios to average net assets:
Total expenses	0.60%	0.60%	0.62%	0.60%	0.60%(e)
Net investment income (loss)	1.83%	1.80%	1.85%	1.36%	1.43%(e)
Portfolio turnover rate	54%	64%(f)	64%(f)	61%(f)	23%(f)(g)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(g)	Not annualized.

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable.  The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.spdrs.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
ACTSTATPRO	The Trust's Investment Company Act Number is 811-22542.

Prospectus
October 31, 2018
SSGA Active Trust
SPDR® Blackstone / GSO Senior Loan ETF (SRLN)
Principal U.S. Listing Exchange: NYSE Arca, Inc.
The Fund is part of a “master-feeder” structure, under which the Fund seeks to achieve its investment objective by investing substantially all of its assets in a “master fund,” which is a separate mutual fund that has an investment objective, investment policies and risks substantially identical to the Fund.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

Fund Summary
SPDR® Blackstone / GSO Senior Loan ETF
Investment Objective
The investment objective of the SPDR Blackstone / GSO Senior Loan ETF (the “Fund”) is to provide current income consistent with the preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of both the Fund and the Portfolio (as defined below) and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.70%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$72	$224	$390	$871
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate (based on the Portfolio's turnover rate) was 90% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, the Fund invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”), a separate series of the SSGA Master Trust with an identical investment objective as the Fund. As a result, the Fund invests indirectly through the Portfolio.
In pursuing its investment objective, the Portfolio seeks to outperform the Markit iBoxx USD Liquid Leveraged Loan Index (the “Primary Index”) and the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Secondary Index”) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans. For purposes of this 80% test, “Senior Loans” are first lien senior secured floating rate bank loans. A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions, including the Portfolio, to one or more corporations, partnerships or other business entities and pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate (“LIBOR”). A Senior Loan is senior to all unsecured claims against the borrower and senior or equal to all other secured claims, meaning that, in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence. The Primary Index is composed of the 100 most liquid Senior Loans in the
1

market, while the Secondary Index is composed of the 100 largest Senior Loans in the market, as measured by the borrowed amounts outstanding. The Portfolio intends to hold a large percentage of the components of the Primary and Secondary Indexes. It is anticipated that the Portfolio will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in the Primary and/or Secondary Indexes. Each of the Portfolio's Senior Loan investments is expected to have no less than $250 million par outstanding.
The Portfolio invests in Senior Loans that are made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Portfolio may invest in Senior Loans directly, either from the borrower as part of a primary issuance or in the secondary market through assignments of portions of Senior Loans from third parties, or participations in Senior Loans, which are contractual relationships with an existing lender in a loan facility whereby the Portfolio purchases the right to receive principal and interest payments on a loan but the existing lender remains the record holder of the loan. Under normal market conditions, it is expected that the Portfolio's Senior Loan investments will maintain an average interest rate duration of less than 90 days.
In selecting securities for the Portfolio, the Portfolio's sub-adviser, GSO / Blackstone Debt Funds Management LLC (the “Sub-Adviser” or “GSO / Blackstone”), seeks to construct a portfolio of loans that it believes is less volatile than the general loan market. In addition, when making investments, the Sub-Adviser seeks to maintain appropriate liquidity and price transparency for the Portfolio. On an on-going basis, the Sub-Adviser adds or removes those individual loans that it believes will cause the Portfolio to outperform or underperform, respectively, the Primary and Secondary Indexes.
When identifying prospective investment opportunities in Senior Loans, the Sub-Adviser currently intends to invest principally in Senior Loans that are below investment-grade quality and will rely on fundamental credit analysis in an effort to attempt to minimize the loss of the Portfolio's capital. While credit ratings assigned by Moody's Investors Service, Inc., Standard & Poor's Financial Services, LLC and/or Fitch Inc. (the “SROs” (statistical rating agencies)) will be considered, such ratings will not be determinative in the Sub-Adviser's process in the selection of specific debt securities (including Senior Loans). The Senior Loans and other securities that the Sub-Adviser is likely to select for investment in by the Portfolio will typically be rated below investment-grade quality by one or more of the SROs or, if unrated, will typically, in the opinion of the Sub-Adviser, be of similar credit quality. If circumstances cause the Sub-Adviser to take a negative credit view on an existing investment the Portfolio may, if the Sub-Adviser believes that circumstances require, exit the investment. The circumstances giving rise to the Sub-Adviser's negative credit view may, but will not necessarily, coincide with a downgrade of the Senior Loan or other security's credit rating. The Sub-Adviser expects to invest in Senior Loans, other loans and bonds of companies, including high yield securities (commonly known as “junk”) and Rule 144A securities, possessing the following attributes, which it believes will help generate higher risk adjusted total returns:
Leading, defensible market positions. The Sub-Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Sub-Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
Investing in companies with positive cash flow. The Sub-Adviser intends to invest primarily in established companies which have demonstrated a record of profitability and cash flows over several economic cycles. The Sub-Adviser believes such companies are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Sub-Adviser does not intend to invest in primarily start-up companies, companies in turnaround situations or companies with speculative business plans.
Proven management teams. The Sub-Adviser intends to focus on investments in which the target company has an experienced management team with an established track record of success. The Sub-Adviser will typically require companies to have in place proper incentives to align management's goals with the Portfolio's goals.
Private equity sponsorship. Often the Sub-Adviser will seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Sub-Adviser believes that a private equity sponsor's willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.
2

Diversification, concentration and reliance on other lenders. The Sub-Adviser will seek to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Portfolio's portfolio. While the Portfolio does not treat banks originating loans as the issuers of such loans, it is possible that under a different interpretation the Portfolio may be deemed to concentrate its investments in the financial services industries. Loans, and the collateral securing them, are typically monitored by agents for the lenders, which may be the originating bank or banks. The Portfolio may be affected by the creditworthiness of the agent bank and other intermediate participants in a Senior Loan, in addition to the borrower, since rights that may exist under the loan against the borrower if the borrower defaults are typically asserted by or through the agent bank or intermediate participant. Agents are typically large commercial banks, although for Senior Loans that are not broadly syndicated they can also include thrift institutions, insurance companies or finance companies (or their affiliates). Such companies may be especially susceptible to the effects of changes in interest rates resulting from changes in U.S. or foreign fiscal or monetary policies, governmental regulations affecting capital raising activities or other economic or market fluctuations.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund invests substantially all of its assets in the Portfolio, it is subject to substantially the same risks as those associated with the direct ownership of the securities in which the Portfolio invests.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Portfolio's fixed income securities to decrease, an adverse impact on the liquidity of the Portfolio's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Portfolio may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to
3

severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Portfolio's income may decline due to falling interest rates or other factors. Issuers of securities held by the Portfolio may call or redeem the securities during periods of falling interest rates, and the Portfolio would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Portfolio is prepaid, the Portfolio may have to reinvest the prepayment in other obligations paying income at lower rates.
Liquidity Risk: There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. A majority of the Portfolio's assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Illiquidity of the Portfolio's holdings may limit the ability of the Portfolio and the Fund to obtain cash to meet redemptions on a timely basis. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. In the event that the Portfolio voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. Therefore, elements of judgment may play a greater role in valuation of loans. To the extent that a secondary market exists for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Management Risk: The Portfolio is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Portfolio and, therefore, the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Portfolio's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Portfolio and, therefore, the Fund are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Non-Senior Loans and Other Debt Securities Risk: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment-grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Portfolio buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Portfolio and, therefore, the Fund. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may
4

magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Portfolio may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Senior Loan Risk: Investments in Senior Loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a Senior Loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a Senior Loan will result in a reduction in the value of the Senior Loan and consequently a reduction in the value of the Portfolio's investments and a potential decrease in the net asset value (“NAV”) of the Portfolio. Senior Loans are also subject to the risk that the value of the collateral securing a Senior Loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Portfolio's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Portfolio may not be considered securities and, therefore, purchasers, such as the Portfolio, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolio, such as invalidation of Senior Loans or causing interest previously paid to be refunded to the borrower. Senior Loans are also subject to high yield securities risks and liquidity risks described above. Some of the loans in which the Portfolio may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Portfolio may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Portfolio could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Portfolio would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Portfolio at that time. Investors who purchase or redeem Fund Shares on days when the Portfolio is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued the holding(s) or had used a different valuation methodology.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of indexes measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 2.35% (Q3, 2016)
Lowest Quarterly Return: -2.04% (Q3, 2015)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 3.38%.

5

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (04/03/13)
Return Before Taxes	3.60%	2.55%
Return After Taxes on Distributions	1.83%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	1.19%
Markit iBoxx USD Liquid Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	2.01%	2.52%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)	3.31%	3.11%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund and the Portfolio. GSO / Blackstone serves as investment sub-adviser to the Fund and the Portfolio, subject to supervision by the Adviser and the SSGA Active Trust's and SSGA Master Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to GSO / Blackstone, where the context requires.
Portfolio Managers
The professionals at the Sub-Adviser primarily responsible for the day-to-day management of the Portfolio and the Fund are Daniel T. McMullen and Gordon McKemie.
Daniel T. McMullen is a Senior Managing Director of the Sub-Adviser and lead Portfolio Manager of the Fund. He joined GSO / Blackstone in 2002.
Gordon McKemie is a Principal of the Sub-Adviser and Portfolio Manager of the Fund. He joined GSO / Blackstone in 2012.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.  Creation Unit transactions for the Fund may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
6

Additional Strategies Information
Please see the Fund's “The Fund's Principal Investment Strategy” section under “Fund Summary” above for a complete discussion of its principal investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in its Portfolio, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”) which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Board of Trustees of the Trust (the “Board”) may change the Fund's investment objective, investment strategy and other policies without shareholder approval, except as otherwise noted in this Prospectus or in the SAI. Members of the Board also serve as the trustees for the SSGA Master Trust, and may change the Portfolio's investment objective, investment strategy and other policies without shareholder approval, except as otherwise indicated.
Principal Strategies
Master-Feeder Investment Structure. The Fund is intended to be managed in a “master-feeder” structure, under which the Fund invests substantially all of its assets in its Portfolio (i.e., a “master fund”), which is a separate mutual fund that has an identical investment objective, and substantially identical investment strategies, policies and risks. As a result, the Fund (i.e., a “feeder fund”) has an indirect interest in all of the securities owned by its Portfolio. Because of this indirect interest, the Fund's investment returns should be the same as those of its Portfolio, adjusted for the expenses of the Fund. In extraordinary instances, the Fund reserves the right to make direct investments in securities.
The Adviser and Sub-Adviser manage the investments of the Portfolio. Under the master-feeder arrangement, and pursuant to the Investment Advisory Agreement between the Adviser and the SSGA Active Trust (the “Trust”), investment advisory fees charged at the Portfolio level are deducted from the advisory fees charged at the Fund level. This arrangement avoids a “layering” of fees, e.g., the Fund's total annual operating expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Fund pursued its investment objective directly. In addition, the Fund may discontinue investing through the master-feeder arrangement and pursue its investment objective directly if the Fund's Board determines that doing so would be in the best interests of shareholders.
Non-Principal Strategies
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, the Portfolio may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If the Portfolio invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Borrowing Money. The Fund may (either directly or through its Portfolio) borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.
The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The Fund may (either directly or through its Portfolio) also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.
Lending of Securities. The Portfolio may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Portfolio to receive a portion of the income generated by lending its securities and investing the respective collateral. The Portfolio
7

will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Portfolio may call loans to vote proxies if a material issue affecting the Portfolio's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Portfolio.
Additional Risk Information
The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund Summary along with additional risk information. Because the Fund is expected to invest substantially all of its assets in its Portfolio, the description of risks below relate to the direct investments made by the Portfolio; however, to the extent the Fund makes direct investments, these risks apply to those investments as well.
Principal Risks
Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by the Portfolio defaults on its payments or becomes insolvent or bankrupt, the Portfolio may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Portfolio may fall substantially and the Portfolio could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for the Portfolio to sell certain securities at prices used in calculating the Portfolio's net asset value. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Portfolio are prepaid. In any such case, the Portfolio may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Portfolio's income.
Credit Risk. Issuers may not be able to repay the principal or interest on securities (including loans), which may result in the Portfolio losing money. There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the assets of the Portfolio.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Portfolio's fixed income securities to decrease, a decline in the Portfolio's income and yield, an adverse impact on the liquidity of the Portfolio's fixed income securities, and increased
8

volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Portfolio may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk. The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Portfolio may call or redeem the securities during periods of falling interest rates, and the Portfolio would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Portfolio is prepaid, the Portfolio may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Portfolio may limit the Fund's ability to achieve its objective.
Interest Rate Risk. Interest rate risk is the risk that the securities held by the Portfolio will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in the Portfolio's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Portfolio's investments.
Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith,
9

commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund and/or the Portfolio may be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (b) engages in other inequitable conduct to the detriment of such other creditors; (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, the Adviser or Sub-Adviser may hold equity or other interests in obligors of the Portfolio, the Portfolio could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Liquidity Risk. Liquidity risk is the risk that the Portfolio may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Portfolio currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Portfolio to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Portfolio may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Portfolio.
Management Risk. The Portfolio is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Portfolio and, therefore, the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by the Portfolio will go up or down, sometimes rapidly or unpredictably. The Portfolio's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Portfolio could decline if the particular industries, sectors or companies in which the Portfolio invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.
Non-Senior Loans and Other Debt Securities Risk. Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment-grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange
10

control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Portfolio's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Portfolio's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Portfolio invests could cause the Portfolio's investments in that country to experience gains or losses. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Reinvestment Risk. Income from the Portfolio may decline when the Portfolio invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Portfolio to reinvest the proceeds in lower-yielding securities. A decline in income received by the Portfolio from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk. The Portfolio may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Senior Loan Risk. Investments in Senior Loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a Senior Loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a Senior Loan will result in a reduction in the value of the Senior Loan and consequently a reduction in the value of the Portfolio's investments and a potential decrease in the NAV of the Portfolio. Senior Loans are also subject to the risk that the value of the collateral securing a Senior Loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Portfolio's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Portfolio may not be considered securities and, therefore, purchasers, such as the Portfolio, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolio, such as invalidation of Senior Loans or causing interest previously paid to be refunded to the borrower. Senior Loans are also subject to high yield securities risks and liquidity risks described above. Some of the loans in which the Portfolio may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may
11

contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Portfolio may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Portfolio, limit the ability of the Portfolio to reinvest the proceeds of a sale of securities, hinder the ability of the Portfolio to lend its portfolio securities, and potentially subject the Portfolio to penalties for its failure to deliver to on-purchasers of securities whose delivery to the Portfolio was delayed. Delays in the settlement of securities purchased by the Portfolio may limit the ability of the Portfolio to sell those securities at times and prices it considers desirable, and may subject the Portfolio to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Portfolio may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Portfolio's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Portfolio to value its investments incorrectly. In addition, there is no assurance that the Portfolio could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Portfolio would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Portfolio at that time. Investors who purchase or redeem Fund Shares on days when the Portfolio is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued the holding(s) or had used a different valuation methodology.
Non-Principal Risks
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent that the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Conflicts of Interest Risk. An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Portfolio may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of
12

its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Portfolio and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Portfolio. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund and the Portfolio) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund or Portfolio. The Fund or Portfolio may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund and the Portfolio) and their service providers (including the Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Portfolio, the Adviser, a sub-adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser and/or the Sub-Adviser have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to
13

protect the Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio's investment in such securities to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts. The net asset value of Fund Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in the Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. The Portfolio and its holdings in ETFs are subject to the same market forces. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser (and Sub-Adviser, as applicable) believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to the Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Limitations on Transactions with Affiliates Risk. The 1940 Act limits the Portfolio's ability to enter into certain transactions with certain of its affiliates, including affiliates of the Sub-Adviser. As a result of these restrictions, the Portfolio may be prohibited from buying or selling any security directly from or to any portfolio company of one or more private equity funds managed by The Blackstone Group L.P., the Sub-Adviser or any of their respective affiliates. However, the Portfolio may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Sub-Adviser between the interests of the Portfolio and the portfolio company, in that the ability of the Sub-Adviser to recommend actions in the best interest of the Portfolio might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Sub-Adviser's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Portfolio.
Master/Feeder Structure Risk. The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The ability of the Fund to meet redemption requests will depend on its ability to redeem its interest in the master fund. The Adviser or an affiliate serves as investment adviser to the master fund, leading to potential conflicts of interest. For example, the Adviser or its affiliates will receive fees based on the amount of assets invested in the master fund. Investment by the Fund in the master fund may be beneficial in the management of the master fund, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest the Fund's assets in a master fund sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such master fund over a master fund sponsored or managed by others. Similarly, the Sub-Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in a master fund sponsored or managed by the Sub-Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a master fund sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so. The Fund will bear its pro rata portion of the expenses incurred by the master fund.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share
14

price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Portfolio Turnover Risk. The Portfolio may engage in frequent trading of its portfolio securities. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Portfolio, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Portfolio's investment return, and the sale of securities by the Portfolio may result in the realization of taxable capital gains, including short-term capital gains.
Potential Conflicts of Interest Risk. The Sub-Adviser will be subject to certain conflicts of interest in its management of the Portfolio. In the ordinary course of their business activities, the Sub-Adviser and its affiliates may engage in activities where the interests of certain divisions of the Sub-Adviser and its affiliates or the interests of their clients may conflict with the interests of the Portfolio or the interestholders of the Portfolio. As part of its regular business, the Sub-Adviser or its affiliates provide a broad range of investment management, advisory, and other services. Because of such relationships, there may be certain investments that the Sub-Adviser will decline or be unable to make. In addition, employees of such affiliates may possess information relating to such issuers that is not known to the individuals at the Sub-Adviser. Those employees of the Sub-Adviser's affiliates will not be obligated to share any such information with the Sub-Adviser and may be prohibited by law or contract from doing so. The Sub-Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Sub-Adviser would be restricted from buying or selling securities or loans of the issuer on behalf of the Portfolio until such time as the information became public or was no longer deemed material, so as to preclude the Portfolio from participating in an investment.
Securities Lending Risk. The Portfolio may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. In a loan transaction, as compensation for lending its securities, the Portfolio will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Portfolio will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. The Portfolio will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While the Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net
15

asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund and the Portfolio and, subject to the oversight of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2018, the Adviser managed approximately $500.45 billion in assets and SSGA managed approximately $2.72 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to the Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2018, the Fund paid the Adviser the annual fees based on a percentage of the Fund's average daily net assets as set forth below. The management fee is reduced by the proportional amount of the advisory fee of the Blackstone / GSO Senior Loan Portfolio.
SPDR Blackstone / GSO Senior Loan ETF	0.70%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for the Fund until October 31, 2019. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the Fund's Board of Trustees. The Adviser pays all expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
Investment Sub-Adviser. The Adviser may hire one or more sub-advisers to oversee the day-to-day investment activities of the Portfolio and the Fund. The sub-advisers are subject to oversight by the Adviser. The Adviser, the Trust and SSGA Master Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the respective Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Portfolio and the Fund without submitting the sub-advisory agreement to a vote of the Portfolio's and Fund's shareholders. The respective Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Portfolio and the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
GSO / Blackstone Debt Funds Management LLC serves as the investment sub-adviser to the SPDR Blackstone / GSO Senior Loan ETF and the Blackstone / GSO Senior Loan Portfolio, and is responsible for providing the investment program for the Fund and the Portfolio. GSO / Blackstone is a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”). GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of over $430 billion as of June 30, 2018. As of June 30, 2018, GSO's asset management operations had aggregate assets under management of approximately $92 billion across multiple strategies within the leveraged finance marketplace, including Senior Loans, high yield bonds, distressed and mezzanine debt. GSO / Blackstone's principal business address is 345 Park Avenue, 31st Floor, New York, New York 10154.
16

In accordance with the Sub-Advisory Agreement between the Adviser and GSO / Blackstone, the Adviser pays GSO / Blackstone a portion of the advisory fee paid by the Fund to the Adviser (after deducting payments to the fund service providers and fund expenses) based on a percentage of the Fund's average daily net assets managed by GSO/Blackstone. The Fund is not responsible for the fees paid to GSO / Blackstone.
A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement is provided in the Fund's Annual Report to Shareholders for the period ended June 30, 2018.
PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund and Portfolio are:
Daniel T. McMullen is a Senior Managing Director and Senior Portfolio Manager with GSO Capital Partners LP (“GSO”), the parent company of the Sub-Adviser, and serves as lead Portfolio Manager of the Portfolio. Mr. McMullen also serves as a member of the Sub-Adviser's Customized Credit Strategies' U.S. Syndicated Credit and Global Structured Credit Investment Committees. Mr. McMullen is also the senior portfolio manager for the Sub-Adviser's U.S. loan separately managed accounts and commingled funds. Before joining The Blackstone Group L.P., the parent company of GSO, in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Prior to that, Mr. McMullen was a Director in the Investment Banking Group at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen received a B.A. from the University of Rochester where he graduated cum laude, and is a CFA Charterholder.
Gordon McKemie is a Principal and a portfolio manager with GSO and serves as a Portfolio Manager of the Fund.  Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries.  Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital.  He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University, and is a CFA Charterholder.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Portfolio is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Fund. State Street, part of State Street Corporation, is the Sub-Administrator for the Fund and the Custodian for the Fund's assets, and serves as Transfer Agent to the Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Fund's distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
17

Trademark Licenses/Disclaimers
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”), a division of S&P Global. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of Fund Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Fund's website at https://www.spdrs.com.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike
18

traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including the Fund Shares. These restrictions are discussed in the Fund's SAI.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Through its investment in the Portfolio, the Fund may earn dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” The Fund will generally be treated as realizing short-term capital gains or losses whenever its Portfolio sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally be treated as realizing long-term capital gains or losses whenever its Portfolio sells or exchanges assets held for more than one year. Net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for the Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the Portfolio are disclosed on the Fund's website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
The Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
The Portfolio expects to be treated as a partnership for federal income tax purposes. Thus, the Portfolio generally will not itself be subject to federal income tax. Instead, the Portfolio will allocate to the Fund the Fund's share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction, or credit.
19

In general, the Fund will not recognize gain or loss for federal income tax purposes when it invests in the Portfolio or when it receives distributions or makes withdrawals from the Portfolio unless cash distributions or withdrawals exceed the Fund's adjusted tax basis in its interest in the Portfolio.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by the Fund as qualified dividend income are taxable to noncorporate shareholders at rates of up to 20%. Any distributions of the Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by its Portfolio, which, in general, includes dividend income received by the Portfolio from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Portfolio and Fund satisfy certain holding period requirements in respect of the stock of such corporations and have not hedged their position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Portfolio for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with the Fund's securities lending activities will not be treated as qualified dividend income. Since the Fund primarily holds investments that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income. Additionally, dividends paid on fund shares on loan will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by the Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce the Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
20

Original Issue Discount. Investments by the Portfolio in zero coupon or other discount securities will result in income to the Portfolio equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Portfolio may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Portfolio, the Portfolio may recognize income without receiving a commensurate amount of cash. The Fund‘s share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Where such income is not matched by a corresponding cash receipt by the Portfolio, the Portfolio or the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Inflation-Indexed Bonds. Special rules apply if the Portfolio holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by the Portfolio under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Portfolio's OID in a taxable year with respect to a bond will increase the Portfolio's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, the Portfolio may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Portfolio's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Portfolio to include the market discount in income as it accrues, the gain on the Portfolio's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash receipt by the Portfolio, the Portfolio may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Derivatives and Other Complex Securities. The Fund, through its Portfolio, may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Currency Transactions. The Portfolio's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of certain foreign stocks or securities, (generally including stocks or securities of foreign corporations held indirectly through the Portfolio), the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund or the Portfolio. If the Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign
21

taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Non-U.S. Investors. Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of the Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities and, after December 31, 2018, to redemption proceeds and
22

certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. The Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business because of its investment in a Portfolio). Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on March 30, 2011. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
The Fund is a separate, diversified series of the Trust, which is an open-end registered management investment company.
For purposes of the 1940 Act, Fund Shares are issued by the respective series of the Trust and the acquisition of Fund Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Fund's financial statements annually.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater than the Fund's NAV per Fund Share (i.e., at a premium) and the number of days it was less than the Fund's NAV per Fund Share (i.e., at a discount) for various time periods is available by visiting the Fund's website at https://www.spdrs.com.
Financial Highlights
These financial highlight tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent
23

registered public accounting firm, whose report, along with the Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of the Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
24

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Blackstone / GSO Senior Loan ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)
Net asset value, beginning of period	$ 47.41	$ 46.64	$ 49.22	$ 50.02	$ 49.65
Income (loss) from investment operations:
Net investment income (loss) (b)	2.04	1.85	1.95	2.01	1.54
Net realized and unrealized gain (loss) (c)	(0.50)	0.73	(2.58)	(0.88)	0.24
Total from investment operations	1.54	2.58	(0.63)	1.13	1.78
Net equalization credits and charges (b)	0.04	0.05	0.02	0.01	0.03
Other capital (b)	0.02	0.02	0.02	0.02	0.04
Distributions to shareholders from:
Net investment income	(1.97)	(1.88)	(1.99)	(1.96)	(1.48)
Net asset value, end of period	$ 47.04	$ 47.41	$ 46.64	$ 49.22	$ 50.02
Total return (d)	3.43%	5.77%	(1.15)%	2.38%	3.77%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,189,624	$1,820,505	$802,228	$671,810	$610,275
Ratios to average net assets:
Total expenses	0.70%	0.70%	0.71%	0.71%	0.85%
Net investment income (loss)	4.30%	3.91%	4.15%	4.09%	3.09%
Portfolio turnover rate (e)	90%	68%	88%	65%	77%

(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate is from the Portfolio.
25

Where to Learn More About the Fund
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Fund. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the Fund's last fiscal year, as applicable.  The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Fund's website at https://www.spdrs.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Shareholder inquiries may be directed to the Fund in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SRLNSTATPRO	The Trust's Investment Company Act Number is 811-22542.

Prospectus
October 31, 2018
SSGA Active Trust
SPDR® DoubleLine® Emerging Markets Fixed Income ETF (EMTL)
SPDR DoubleLine Short Duration Total Return Tactical ETF (STOT)
Principal U.S. Listing Exchange: BATS Exchange, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® DoubleLine® Emerging Markets Fixed Income ETF
Investment Objective
The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.01%
Total annual Fund operating expenses	0.76%
Less contractual fee waiver[1]	(0.11)%
Net annual Fund operating expenses	0.65%
[1]	SSGA Funds Management, Inc. (“SSGA FM” or “Adviser”) has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2019, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.65% of the Fund's average daily net assets. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2019, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the SSGA Active Trust's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$66	$232	$412	$932
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, DoubleLine Capital LP (the “Sub-Adviser” or “DoubleLine”) will invest at least 80% of the Fund's net assets (plus the amount of borrowings for investment purposes) in emerging market fixed income securities. The Fund will provide shareholders with at least 60 days' notice prior to any change in this 80% investment policy. Fixed income securities are defined as fixed income securities issued or guaranteed by foreign corporations or foreign governments, including securities issued or guaranteed by companies (including hybrid securities), financial
1

institutions, or government entities in emerging market countries; corporate or government bonds; sovereign debt; structured securities; foreign currency transactions; certain derivatives; preferred securities; zero coupon bonds; credit-linked notes; pass through notes; bank loans; and perpetual maturity bonds. Fixed income securities may have fixed or variable interest rates and any maturity. The Fund may also invest in exchange-traded foreign equity securities and depositary receipts. The Fund will generally invest in securities and/or instruments from at least five emerging market countries, with no more than 20% allocated to a single country. An “emerging market country” is a country that, at the time the Fund invests in the related security or instrument, is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index. A security or instrument is considered to be from an emerging market country if the issuer or guarantor of the security or instrument is either domiciled in an emerging market country or derives a majority of its cash flow or revenue from an emerging market country. Certain fixed income securities held by the Fund may not be registered under the Securities Act of 1933, as amended (“1933 Act”), including securities that are typically purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. These securities are expected to be liquid.
The Fund may invest in fixed income securities of any credit quality, but seeks to invest no more than 20%, at the time of investment, in fixed income securities that are unrated, rated BB+ or lower by Standard & Poor's Rating Service or Ba1 or lower by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income securities rated below investment-grade, or such instruments that are unrated and are determined by the Sub-Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds. The Fund may invest in hybrid securities relating to emerging market countries. A hybrid security may be created by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.
The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). The Fund may also invest in the following derivatives: foreign currency futures; credit default swaps; and options, swaps, futures, and forward contracts on securities. These practices may be used to hedge the Fund's portfolio (e.g., to hedge against currency fluctuations), as well as for investment purposes (e.g., to gain exposure to certain issuers or emerging markets); however, such practices sometimes may reduce returns or increase volatility. All such derivatives will be exchange traded or centrally cleared.
In allocating investments among various emerging market countries, the Sub-Adviser attempts to analyze internal political, market and economic factors. These factors may include public finances, monetary policy, external accounts, financial markets, foreign investment regulations, stability of exchange rate policy, and labor conditions.
In managing the Fund's investments, under normal market conditions, the Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security's price to changes in interest rates. Effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund's investment portfolio may vary materially from its target, from time to time, and there is no assurance that the effective duration of the Fund's investment portfolio will not exceed its target. The Fund may invest without limit in investments denominated in any currency, but expects to invest a portion of its assets in investments denominated in the U.S. dollar. Securities held by the Fund may be sold at any time. By way of example, sales may occur when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, when the Sub-Adviser believes there are negative macro geo-political considerations that may affect the issuer, when the Sub-Adviser determines to take advantage of a better investment opportunity, or the individual security has reached the Sub-Adviser's sell target.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Bank Loan Risk: The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the
2

borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund's hedging transactions will be effective.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or
3

otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Sub-Adviser or may not have the effect on the Fund anticipated by the Sub-Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Latin America: Latin American economies are generally considered emerging markets and are generally characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America's total market and thus may be more sensitive to adverse political or economic circumstances and market movements.
High Yield Securities Risk: Securities rated below investment-grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's Financial Services, LLC, respectively, or unrated securities considered to be of equivalent quality by the Sub-Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. They are usually issued by entities without long track records of sales and earnings, or by entities with questionable credit strength. The retail secondary market for these “junk
4

bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. High yield securities also may present greater credit risk because such securities may be issued in connection with corporate restructuring by highly leveraged issuers or may not be current in the payment of interest or principal or in default.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Leveraging Risk: Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital. To the extent the Fund uses leverage, the Fund's losses (and gains) may be greater than if the Fund had not used leverage.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Pass-Through Securities Risk: Pass-through securities are debt obligations backed by a pool of assets, such as mortgages. In addition to the risks associated with investing in debt securities generally, pass-through securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the Fund having to reinvest the proceeds in lower yielding securities, effectively reducing the Fund's income. Conversely, if
5

interest rates rise and borrowers repay their debt more slowly than expected, the time in which pass-through securities are paid off could be extended, reducing the Fund's cash available for reinvestment in higher yielding securities.
Perpetual Bond Risk: Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate.  Perpetual bonds are also subject to credit risk with respect to the issuer.  In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Structured Securities Risk: Structured securities generally include privately-issued and publicly-issued structured securities, including certain publicly-issued structured securities that are not agency securities. An investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes, including credit-linked notes, involve risks including interest rate risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
6

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Return (year ended 12/31)*
Highest Quarterly Return: 2.95% (Q1, 2017)
Lowest Quarterly Return: 0.09% (Q4, 2017)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was -1.64%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
7

	One Year	Since Inception (04/13/16)
Return Before Taxes	7.60%	7.86%
Return After Taxes on Distributions	5.70%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	4.46%
JP Morgan Corporate Emerging Market Bond Index Broad Diversified (reflects no deduction for fees, expenses or taxes)	7.96%	7.44%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA FM serves as the investment adviser to the Fund. DoubleLine serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to DoubleLine, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Luz Padilla, Mark Christensen and Su Fei Koo.
Luz Padilla is a Director and Lead Portfolio Manager at DoubleLine. Ms. Padilla joined DoubleLine in December 2009.
Mark Christensen is a Portfolio Manager at DoubleLine. Mr. Christensen joined DoubleLine in December 2009.
Su Fei Koo is a Portfolio Manager at DoubleLine. Ms. Koo joined DoubleLine in December 2009.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the BATS Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
8

SPDR® DoubleLine® Short Duration Total Return Tactical ETF
Investment Objective
The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.50%
Less contractual fee waiver[1]	(0.05)%
Net annual Fund operating expenses	0.45%
[1]	SSGA Funds Management, Inc. (“SSGA FM” or “Adviser”) has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2019, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.45% of the Fund's average daily net assets. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2019, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the SSGA Active Trust's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$155	$275	$623
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, DoubleLine Capital LP (the “Sub-Adviser” or “DoubleLine”) will invest at least 80% of the Fund's net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any credit quality (subject to certain limits described below). The Fund will provide shareholders with at least 60 days' notice prior to any change in this 80% investment policy. Fixed income securities in which the Fund principally invests are defined as securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; inflation protected public obligations of the U.S. Treasury (“TIPS”); securities issued or guaranteed by state or local governments or their agencies or instrumentalities (commonly known as municipal bonds) (the Fund may invest up to 20% of its portfolio in municipal bonds); asset-backed securities
9

(“ABS”) (which include the following: agency and non-agency residential mortgage-backed securities (“RMBS”), agency and non-agency commercial mortgage-backed securities (“CMBS”), and any other agency and non-agency asset-backed securities (“NAABS”)); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized mortgage obligations (“CMOs”); and Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); stripped securities (i.e., interest rate only and principal only securities); zero coupon securities; foreign (including emerging markets) and domestic corporate bonds; sovereign debt; bank loans; preferred securities; and exchange-traded products, including exchange-traded funds and exchange-traded notes, that invest in fixed income securities. To the extent applicable, debt instruments that comprise fixed income securities may be either fixed rate securities, floating rate securities, or variable rate securities. The Fund may also invest in cash and other short-term instruments, as well as restricted securities.
The Fund may invest up to 20% of the fixed income portion of its portfolio, in the aggregate, in non-agency ABS, which may include privately issued mortgage-backed securities of any rating assigned by Moody's Investors Service, Inc. (“Moody's”) or by Standard & Poor's Rating Service (“S&P”) or assigned by any other nationally recognized statistical rating organization (“NRSRO”) or in unrated securities that are determined by the Sub-Adviser to be of comparable quality. The Fund intends to invest at least 25% of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations. The Fund may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA Transactions.”“TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined prior to settlement date.
The Fund may invest up to 20% of its net assets in corporate high yield securities (commonly known as “junk bonds”). Under normal circumstances, the combined total of corporate, sovereign, non-agency and all other debt rated below investment-grade will not exceed 40% of the Fund's net assets. Below investment-grade securities are instruments that are rated BB+ or lower by S&P or Fitch Inc. or Ba1 or lower by Moody's or equivalent ratings by another registered NRSRO or, if unrated by an NRSRO, of comparable quality in the opinion of the Sub-Adviser. The Sub-Adviser strives to allocate securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer.
The Fund may invest up to 15% of its net assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 20% of its net assets in securities and instruments that are economically tied to emerging market countries. The Fund generally considers an issuer to be economically tied to an emerging market country if: (i) the issuer is organized under the laws of an emerging country; (ii) the issuer's securities are traded principally in an emerging country; or (iii) during the issuer's most recent fiscal year it derived at least 50% of its revenues, earnings before interest, taxes, depreciation, and amortization, or profits from goods produced or sold by, investments made in, or services performed in emerging countries, or it had at least 50% of its assets in emerging countries.
The Sub-Adviser monitors the duration of the securities held by the Fund to seek to mitigate exposure to interest rate risk. Under normal circumstances, the Sub-Adviser seeks to maintain an investment portfolio with a weighted average effective duration between 1 and 3 years. The duration of the portfolio may vary materially from its target, from time to time. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.
The Sub-Adviser actively manages the Fund's asset class exposure using a top-down approach based on analysis of sector fundamentals and rotates Fund assets among sectors in various markets to attempt to maximize return. Individual securities within asset classes are selected using a bottom-up approach. Under normal circumstances, the Sub-Adviser uses a controlled risk approach in managing the Fund's investments. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:
•	security selection within a given sector;
•	relative performance of the various market sectors;
10

•	the shape of the yield curve; and
•	fluctuations in the overall level of interest rates.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. The liquidity of mortgage-related and asset-backed securities may change over time. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Bank Loan Risk: The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.
Collateralized Loan Obligation Risk: The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other
11

payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
Collateralized Bond Obligation Risk: The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Mortgage Obligation Risk: The expected average life of collateralized mortgage obligations (“CMOs”) is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
12

Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange traded fund's (“ETF”) shares) for a number of reasons. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be exacerbated in less liquid markets. The value of an exchange traded note may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, Fund shareholders indirectly bear the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund shareholders directly bear in connection with the Fund's operations.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
High Yield Securities Risk: Securities rated below investment-grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's Financial Services, LLC, respectively, or unrated securities considered to be of equivalent quality by the Sub-Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. They are usually issued by entities without long track records of sales and earnings, or by entities with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. High yield securities also may present greater credit risk because such securities may be issued in connection with corporate restructuring by highly leveraged issuers or may not be current in the payment of interest or principal or in default.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Sub-Adviser.
Interest Rate Only and Principal Only Securities Risk: Interest rate only and principal only securities are acutely sensitive to interest rate changes and to the rate of principal prepayments. These securities are volatile in price and may have lower liquidity.
Investment in ETNs: The value of an exchanged traded note (“ETN”) may be influenced by time to maturity, supply and demand, volatility and lack of liquidity, changes in interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit
13

risk. There are typically no periodic interest payments for ETNs, and the amount of principal payable at maturity may decline, depending in part on the performance of an underlying index or asset. A Fund could lose all or some of the amount invested in an ETN.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mortgage Pass-Through Securities Risk: Most transactions in mortgage pass through securities occur through the use of TBA Transactions, as described above. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
14

Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Privately Issued Securities Risk: The Fund will invest in privately-issued securities, including those which are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.
REMIC Risk: The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to collateralized mortgage obligations (“CMOs”) in that they issue multiple classes of securities but, unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed security generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment-grade (“junk” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
15

U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Return (year ended 12/31)*
Highest Quarterly Return: 0.64% (Q2, 2017)
Lowest Quarterly Return: -0.12% (Q4, 2017)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 0.41%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold
16

Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (04/13/16)
Return Before Taxes	1.63%	1.48%
Return After Taxes on Distributions	0.77%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.92%	0.67%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.67%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA FM serves as the investment adviser to the Fund. DoubleLine serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to DoubleLine, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Jeffrey E. Gundlach, Philip A. Barach and Jeffrey J. Sherman.
Jeffrey E. Gundlach is the Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach co-founded DoubleLine in December 2009.
Philip A. Barach is the President of DoubleLine. Mr. Barach co-founded DoubleLine in December 2009.
Jeffrey J. Sherman is the Deputy Chief Investment Officer and a portfolio manager at DoubleLine. Mr. Sherman joined DoubleLine in December 2009.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the BATS Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
17

Additional Strategies Information
Principal Strategies
Please see each Fund's respective “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a complete discussion of its principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Board of Trustees of the Trust (the “Board”) may change each Fund's investment objective, investment strategy and other policies without shareholder approval, except as otherwise noted in this Prospectus or in the SAI.
Non-Principal Strategies
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is in the best interest of the Fund. For example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.
The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Each Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to both Funds unless otherwise noted.
Principal Risks
Asset-Backed and Mortgage-Backed Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities are subject to the risk of default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-
18

backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. The liquidity of mortgage-related and asset-backed securities may change over time. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Bank Loan Risk. A Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. A Fund may also experience settlement delays with respect to bank loan trades. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. A Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by a Fund may not be considered securities and, therefore, purchasers, such as a Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which a Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. A Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Collateralized Debt Obligations Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.
Collateralized Loan Obligation Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
19

Collateralized Bond Obligation Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Mortgage Obligation Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The expected average life of collateralized mortgage obligations (“CMOs”) is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
Counterparty Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Sub-Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
20

Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Currency Hedging Risk(SPDR DoubleLine Emerging Markets Fixed Income ETF only). If a derivative is used as a hedge against a position that a Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while a Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the hedge works as intended. The effectiveness of a Fund's currency hedging strategy will also generally be affected by the volatility of both the securities that a Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of a Fund's currency hedging strategy. There can be no assurance that a Fund's hedging transactions will be effective. A Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. A Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in a Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more
21

volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or Sub-Adviser anticipated or a different or less favorable effect than the Adviser or Sub-Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index
22

underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on certain commodity futures contracts and their economically equivalent futures, options and swaps. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that, as a result of such limits, the Fund's adviser will be precluded from taking positions in certain futures contracts or over-the-counter derivatives as a result of positions held by other clients of the adviser or by the adviser or its affiliates themselves.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Options Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). The successful use of the Fund's options strategies depends on the ability of the Adviser or Sub-Adviser to forecast market movements correctly. For example, if the Fund were to write a call option on a security based on the Adviser or Sub-Adviser's expectation that the price of the security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser or Sub-Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price. When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change over a relatively short time period. The effective use of options also depends on the Fund's ability to terminate option
23

positions at times when the Adviser or Sub-Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the Fund may create investment leverage.
Swaps Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Exchange Traded Products Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). A Fund is subject to substantially the same risks as those associated with the direct ownership of the securities or other assets represented by the ETPs in which a Fund invests. The shares of certain ETPs may trade at a premium or discount to their net asset values. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets. By investing in ETPs, a Fund bears the proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that a Fund and its shareholders directly bear in connection with the Fund's operations.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
24

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Latin America (SPDR DoubleLine Emerging Markets Fixed Income ETF only). Latin American economies are generally considered emerging markets and are generally characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America's total market and thus may be more sensitive to adverse political or economic circumstances and market movements.
High Yield Securities Risk. Securities rated below investment-grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's Financial Services, LLC, respectively, or unrated securities considered to be of equivalent quality by the Sub-Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. They are usually issued by entities without long track records of sales and earnings, or by entities with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. High yield securities also may present greater credit risk because such securities may be issued in connection with corporate restructuring by highly leveraged issuers or may not be current in the payment of interest or principal or in default.
Income Risk. A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Inflation-Indexed Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, a Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if a Fund purchases U.S. TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period a Fund holds an inflation-indexed security, a Fund may earn less on the security than on a conventional bond. Changes in the values of inflation-
25

indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Sub-Adviser. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.
Interest Rate Only and Principal Only Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). Interest rate only and principal only securities are acutely sensitive to interest rate changes and to the rate of principal prepayments. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest rate only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest rate only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid. A rapid or unexpected increase in prepayments can severely depress the price of interest rate only securities, while a rapid or unexpected decrease in prepayments could have the same effect on principal only securities. These securities are volatile in price and may have lower liquidity.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments.
Investments in ETNs (SPDR DoubleLine Short Duration Total Return Tactical ETF only). Exchange traded notes (“ETNs”) generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or becomes insolvent or bankrupt, a Fund may not receive the return it was promised and could lose its entire investment. If a rating agency lowers the credit rating of the issuer of an ETN, the value of the ETN may decline; a lower credit rating reflects a greater risk that the issuer will default on its obligation. There are typically no periodic interest payments for ETNs, and the amount of principal payable at maturity may decline, depending in part on the performance of an underlying index or asset. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.
Leveraging Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the
26

potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Management Risk. Each Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.
Mortgage Pass-Through Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF). Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction”. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, a Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. Each Fund expects to enter into such contracts on a regular basis. A Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
Municipal Obligations Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF). The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal
27

obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial and economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the corresponding Fund. Additionally, a Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by a Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions.  Investments in fixed-income securities with very low or negative interest rates may magnify a Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Pass-Through Securities Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). Pass-through securities are debt obligations backed by a pool of assets, such as mortgages. In addition to the risks associated with investing in debt securities generally, pass-through securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the Fund having to reinvest the proceeds in lower yielding securities, effectively reducing the Fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which pass-through securities are paid off could be extended, reducing the Fund's cash available for reinvestment in higher yielding securities.
Perpetual Bond Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate.  Perpetual bonds are also subject to credit risk with respect to the issuer.  In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.
28

Political Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Preferred Securities Risk. Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Privately Issued Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The Fund will invest in privately-issued securities, including those which are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.
Reinvestment Risk. Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
REMIC Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to collateralized mortgage obligations (“CMOs”) in that they issue multiple classes of securities but, unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed security generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the
29

security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.
Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity's willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.
Structured Securities Risk (SPDR DoubleLine Emerging Markets Fixed Income ETF only). Structured securities generally include privately-issued and publicly-issued structured securities, including certain publicly-issued structured securities that are not agency securities. An investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes, including credit-linked notes, involve risks including interest rate risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. The Fund may establish or terminate a focus in an industry or sector at any time in the Sub-Adviser's discretion and without notice to investors.
30

U.S. Government Securities Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund's investments.
U.S. Treasury Obligations Risk (SPDR DoubleLine Short Duration Total Return Tactical ETF only). U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund‘s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except Standard & Poor's Ratings Services, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, Standard & Poor's Ratings Services has affirmed its rating. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of a Fund's U.S. Treasury obligations to decline.
Valuation Risk. Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if a Fund had not fair-valued the holding(s) or had used a different valuation methodology.
31

Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Each Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, with respect to the SPDR DoubleLine Emerging Markets Fixed Income ETF, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of the SPDR DoubleLine Emerging Markets Fixed Income ETF in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
Zero-Coupon Bond Risk. Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent that a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Conflicts of Interest Risk. An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser, Sub-Adviser or their affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser, Sub-Adviser and/or such affiliates. Each Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser or Sub-Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser, Sub-Adviser or their affiliates, or the terms on which it enters into transactions with the Adviser, Sub-Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or Sub-Adviser makes available to other clients. Because of its financial interest, the Adviser or Sub-Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
32

The Adviser, Sub-Adviser and their affiliates serve as investment advisers to other clients and may make investment decisions that may be different from those that will be made by the Adviser or Sub-Adviser on behalf of a Fund. For example, the Adviser or Sub-Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser or Sub-Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser, Sub-Adviser and their affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser, Sub-Adviser or their affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser or Sub-Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Funds. The Funds may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, the Sub-Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private
33

shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser and/or the Sub-Adviser have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or Sub-Adviser anticipated or a different or less favorable effect than the Adviser or Sub-Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Fluctuation of Net Asset Value, Share Premiums and Discounts. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser (and Sub-Adviser) believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will
34

tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.
Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net
35

asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2018, the Adviser managed approximately $500.45 billion in assets and SSGA managed approximately $2.72 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2018, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.64% (1)
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45% (1)
(1)	The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2019, so that the net annual fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, of the SPDR DoubleLine Emerging Markets Fixed Income ETF and SPDR DoubleLine Short Duration Total Return Tactical ETF are limited to 0.65% and 0.45%, respectively, of each Fund's average daily net assets. Each contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue a waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2019, a waiver and/or reimbursement may be cancelled or modified at any time. A waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the SSGA Active Trust's Board of Trustees.
The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2019. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2019 except with the approval of the Funds' Board of Trustees. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
Investment Sub-Adviser. DoubleLine Capital LP serves as the investment sub-adviser to each Fund and is responsible for providing the investment program for the Funds. The Sub-Adviser is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. As of June 30, 2018, the Sub-Adviser had approximately $120 billion of assets under management.
In accordance with the Sub-Advisory Agreement between the Adviser and DoubleLine, the Adviser pays the Sub-Adviser a portion of the advisory fee paid by each Fund to the Adviser (after deducting the applicable operating expenses of such Fund) based on a percentage of each Fund's average daily net assets managed by the Sub-Advisers; such fee will be reduced pro rata by the Adviser to the extent that the Adviser waives or reimburses fees payable to the Adviser under a contractual waiver or reimbursement with respect to a Fund. The Funds are not responsible for the fees paid to the Sub-Adviser.
A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement is provided in the Funds' Annual Report to Shareholders for the period ended June 30, 2018.
36

SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SSGA Active Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
Portfolio Managers.
The professionals primarily responsible for the day-to-day management of the SPDR DoubleLine Emerging Markets Fixed Income ETF are Mark Christensen, Su Fei Koo and Luz Padilla. The professionals primarily responsible for the day-to-day management of the SPDR DoubleLine Short Duration Total Return Tactical ETF are Philip A. Barach, Jeffrey E. Gundlach and Jeffrey J. Sherman.
Philip A. Barach is co-founder and President of DoubleLine Capital LP. Mr. Barach has been President of DoubleLine Capital LP since its inception in December 2009. Mr. Barach has a MBA in Finance and a B.A. in International Relations from the Hebrew University of Jerusalem.
Mark Christensen is a Portfolio Manager at DoubleLine. Mr. Christensen joined DoubleLine in 2009 as a portfolio manager and senior corporate analyst on the Emerging Markets Fixed Income team. As part of his research responsibilities, he covers corporate credits in the following sectors: banking, financial services, gaming and conglomerates. He also participates on the Fixed Income Asset Allocation committee. Mr. Christensen graduated from Brigham Young University with a BS in Business Management with an emphasis in International Finance.
Jeffrey E. Gundlach is co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine Capital LP. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College.
Su Fei Koo is a Portfolio Manager at DoubleLine. Ms. Koo joined DoubleLine in 2009 as an Emerging Markets portfolio manager and senior corporate analyst. As part of her research responsibilities, she covers corporate credits in the following sectors: metals & mining and industrials. She also participates on the Fixed Income Asset Allocation committee. Ms. Koo holds a BS in Business Administration from the University of Houston and an MBA in Finance from the University of Southern California.
Luz Padilla is a Director and Lead Portfolio Manager at DoubleLine. Ms. Padilla joined DoubleLine in 2009 as the Director of the Emerging Markets Group and is the lead Portfolio Manager. Ms. Padilla attended University of California at Berkeley as a fellow of the Robert A. Toigo Foundation and graduated with an MBA in 1994. Ms. Padilla received her BA in Economics in 1989 from Stanford University in Palo Alto, California.
Jeffrey J. Sherman is an asset allocation specialist and portfolio manager at DoubleLine Capital LP. He joined DoubleLine Capital LP in December 2009. Mr. Sherman holds a BS in Applied Mathematics from the University of the Pacific and a MS in Financial Engineering from the Claremont Graduate School.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
37

Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, investment sub-adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Trademark Licenses/Disclaimers
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”), a division of S&P Global. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
DoubleLine Trademark. DoubleLine is a registered trademark of DoubleLine Capital LP.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of Fund Shares was greater than the relevant Fund's net asset value and the number of days it was less than the relevant Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at https://www.spdrs.com.
38

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally be treated as realizing short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally be treated as realizing long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
39

Additional Tax Information
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at rates of up to 20%. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter. Additionally, dividends paid on portfolio shares on loan will not be treated as qualified dividend income.
In general, dividends may be reported by SPDR DoubleLine Short Duration Total Return Tactical ETF as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Since the Funds primarily hold investments that do not pay dividends, it is not expected that a substantial portion of the dividends paid the Funds will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income. Additionally, dividends paid on fund shares on loan will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
40

Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. A Fund‘s share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Where such income is not matched by a corresponding cash payment, a Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Inflation-Indexed Bonds. Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash payment, a Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to a Fund.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a
41

deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of a Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
42

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on March 30, 2011. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate, diversified series of the Trust, which is an open-end registered management investment company.
For purposes of the 1940 Act, Fund Shares are issued by the respective series of the Trust and the acquisition of Fund Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Premium/Discount Information
Information showing the number of days the market price of a Fund's shares was greater than a Fund's NAV per Fund Share (i.e., at a premium) and the number of days it was less than the Fund's NAV per Fund Share (i.e., at a discount) for various time periods is available by visiting the Funds' website at https://www.spdrs.com.
43

Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance since each Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
44

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/18	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$ 50.45	$ 51.52	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.31	1.77	0.45
Net realized and unrealized gain (loss)	(1.74)	1.91	1.17
Total from investment operations	(0.43)	3.68	1.62
Net equalization credits and charges (a)	0.04	0.01	—
Other capital (a)	0.10	0.05	0.15
Distributions to shareholders from:
Net investment income	(1.36)	(1.81)	(0.25)
Net realized gains	(0.55)	(3.00)	—
Total distributions	(1.91)	(4.81)	(0.25)
Net asset value, end of period	$ 48.25	$ 50.45	$ 51.52
Total return (b)	(0.65)%	7.67%	3.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$48,253	$27,748	$38,639
Ratios to average net assets:
Total expenses	0.76%	0.75%	0.75%(c)
Net expenses	0.65%	0.65%	0.65%(c)
Net investment income (loss)	2.64%	3.46%	4.15%(c)
Portfolio turnover rate (d)	55%	141%	12%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(e)	Not annualized.
45

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/18	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$ 49.61	$ 50.40	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.02	1.04	0.22
Net realized and unrealized gain (loss)	(0.99)	(0.53)	0.20
Total from investment operations	0.03	0.51	0.42
Net equalization credits and charges (a)	0.05	0.00(b)	—
Other capital (a)	0.12	0.06	0.10
Distributions to shareholders from:
Net investment income	(1.00)	(1.13)	(0.12)
Net realized gains	—	(0.23)	—
Total distributions	(1.00)	(1.36)	(0.12)
Net asset value, end of period	$ 48.81	$ 49.61	$ 50.40
Total return (c)	0.43%	1.14%	1.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$82,984	$34,725	$50,404
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%(d)
Net expenses	0.45%	0.45%	0.45%(d)
Net investment income (loss)	2.07%	2.10%	2.06%(d)
Portfolio turnover rate (e)	50%	123%	25%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.
46

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. The SAI and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable.  The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.spdrs.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
DOUBLESTATPRO	The Trust's Investment Company Act Number is 811-22542.